IMPORTANT INFORMATION REGARDING YOUR INVESTMENT
THE CALVERT FUND
4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814
800-368-2745
ON BEHALF OF
CALVERT GOVERNMENT FUND
February 11, 2015
Dear Shareholder:
I am writing to inform you of the upcoming special meeting of shareholders of the Calvert Government Fund, a series of The Calvert Fund (“TCF”), to be held on April 17, 2015 at 9:00 a.m., Eastern Time, in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 (the “Meeting”).
As shown in the chart below, the TCF Board of Trustees (“Board”) recommends that the Calvert Government Fund (“Government Fund” or “Merging Fund”) be combined with the Calvert Short Duration Income Fund (“Short Duration Fund” or “Acquiring Fund”), a series of TCF. The combination of these Funds is referred to herein as the “Reorganization”.

Merging Fund	Acquiring Fund
Calvert Government Fund	Calvert Short Duration Income Fund
You are being asked to vote on a proposal to exchange the assets of the Government Fund for shares of equal value of the Short Duration Fund. If the Agreement and Plan of Reorganization is approved by shareholders, and you continue to hold shares of the Government Fund through the closing of the Reorganization, you will become a shareholder of the Short Duration Fund. Details of the Reorganization, the voting process and the Meeting are set forth in the enclosed Prospectus/Proxy Statement. The Prospectus/Proxy Statement also compares the strategies, expenses and performance of the Government Fund with those of the Short Duration Fund.

The Board and I believe the Reorganization offers you the opportunity to pursue your investment goals in a larger fund with a comparable performance history that may benefit from economies of scale over the long-term. After careful consideration, the Board has unanimously approved the Reorganization and believes the Reorganization is in the best interests of the Government Fund and you, as a shareholder of the Government Fund. The Board recommends that you vote FOR this proposal.
Regardless of whether you plan to attend the Meeting in person, PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR COMPLETE, DATE, SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE so that you will be represented at the Meeting. Your internet or telephone vote or your properly executed proxy card must be received by 9:00 a.m., Eastern Time, on April 17, 2015. If you vote by internet or telephone or return a proxy card you may still attend the Meeting in person and you may change your vote by submitting a revised proxy card. However, attendance in person at the Meeting by itself will not automatically revoke your vote. To revoke a prior vote you must follow the revocation procedures set forth in the attached Prospectus/Proxy Statement.
I appreciate the time you will take to review these important matters. If we may be of any assistance, please call us at 800-368-2745. Our hearing-impaired shareholders may call 800-541-1524 for a TDD connection.
Sincerely,
John H. Streur
President
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF CALVERT GOVERNMENT FUND YOU OWN. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, PLEASE VOTE PROMPTLY.

THE CALVERT FUND
4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814
800-368-2745
ON BEHALF OF
CALVERT GOVERNMENT FUND
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on April 17, 2015
To the Shareholders:
NOTICE IS HEREBY GIVEN that a special meeting of shareholders of the Calvert Government Fund, a series of The Calvert Fund (“TCF”), will be held on April 17, 2015 at 9:00 a.m., Eastern Time, in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, as may be adjourned from time to time (the “Meeting”), for the purposes listed below:

1.
To approve a proposed Agreement and Plan of Reorganization (the “Reorganization Plan”), providing for the transfer of all of the assets of the Calvert Government Fund to the Calvert Short Duration Income Fund, each a series of TCF, in exchange for Class A, Class C and Class I shares of the Calvert Short Duration Income Fund. The Reorganization Plan also provides for distribution of these shares of the Calvert Short Duration Income Fund to the holders of the corresponding class of shares of Calvert Government Fund in liquidation and subsequent termination of the Calvert Government Fund.

2.	To consider and act upon any other business that may properly come before the Meeting.
The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this Notice. The TCF Board of Trustees has fixed the close of business on January 21, 2015 as the record date for determining shareholders of the Government Fund entitled to notice of and to vote at the Meeting.
February 11, 2015
By Order of the TCF Board of Trustees,
William M. Tartikoff, Esq.
Vice President

PROSPECTUS/PROXY STATEMENT
Dated February 11, 2015

Acquisition of the Assets of the		By and in Exchange for Class A, Class C and Class I Shares of the

CALVERT GOVERNMENT FUND, a series of The Calvert Fund	è	CALVERT SHORT DURATION INCOME FUND, a series of The Calvert Fund

The Calvert Fund 4550 Montgomery Avenue, Suite 1000N Bethesda, Maryland 20814 800-368-2745
INTRODUCTION
This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of The Calvert Fund (“TCF”) for use at a special meeting of shareholders of the Calvert Government Fund, a series of TCF (“Government Fund”), to be held on Friday, April 17, 2015 at 9:00 a.m., Eastern Time, in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, as may be adjourned from time to time (the “Meeting”).
The TCF Board of Trustees ("Board" or "TCF Board") is soliciting proxies from shareholders of Government Fund in connection with the proposed transfer of all of its assets to Calvert Short Duration Income Fund (“Short Duration Fund”), a series of TCF, in exchange for Class A, Class C and Class I shares of the Short Duration Fund (the “Reorganization”).
The following chart provides an overview of the proposed Reorganization:

Merging Fund	Acquiring Fund
Calvert Government Fund	Calvert Short Duration Income Fund
Please take note of the following terms that are used throughout this Prospectus/Proxy Statement:

•	Government Fund is sometimes referred to herein as the “Merging Fund”;

•	Short Duration Fund is sometimes referred to herein as the “Acquiring Fund”;

•	Government Fund and Short Duration Fund are referred to herein together as the “Funds” and each as a “Fund”;

•	“shareholder” refers to you; and

•	“shares” refers generally to the shares of the Government Fund or the Short Duration Fund, as applicable.
The persons named as proxies on each proxy card will vote the shares of the Government Fund proportionately in accordance with the instructions received from those shareholders who respond with their completed and executed proxies.
Following the transfer of Government Fund assets, if approved by shareholders, shares of the Short Duration Fund will be distributed to the shareholders of the Government Fund in liquidation thereof. As a result of the proposed Reorganization, each Government Fund shareholder as of the Closing Date will receive that number of full and fractional Class A, Class C or Class I shares of the Short Duration Fund having a total net asset value equal to the value of such shareholder's corresponding class of shares of Government Fund (computed on the business day immediately prior to the Closing Date), and Government Fund will subsequently be dissolved and terminated as a series of TCF.

This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Short Duration Fund that a prospective investor should know before voting on the proposed Reorganization. The Reorganization will occur only if it is approved by the lesser of (i) 67% or more of the shares of Government Fund entitled to vote and present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of Government Fund entitled to vote.
Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):
Information about the Reorganization:

•	Statement of Additional Information of Short Duration Fund dated February 11, 2015, which relates to this Prospectus/Proxy Statement and the Reorganization (the “Reorganization SAI”);
Information about the Merging Fund:

•	Prospectus of TCF relating to Class A and Class C shares of Government Fund dated January 31, 2015;

•	Prospectus of TCF relating to Class I shares of Government Fund dated January 31, 2015;

•	Statement of Additional Information of TCF dated January 31, 2015 (the “TCF SAI”) relating to Government Fund; and

•	The Annual Report to Shareholders of TCF relating to Government Fund for the fiscal year ended September 30, 2014.
Information about the Acquiring Fund:

•	Prospectus of TCF relating to Class A and Class C shares of Short Duration Fund dated January 31, 2015;

•	Prospectus of TCF relating to Class I shares of Short Duration Fund dated January 31, 2015;

•	The TCF SAI relating to Short Duration Fund; and

•	The Annual Report to Shareholders of TCF relating to Short Duration Fund for the fiscal year ended September 30, 2014.
Copies of any of the above documents are available upon request and without charge by writing to Calvert Investment Distributors, Inc., Suite 1125N, Bethesda, Maryland 20814, or calling 800-368-2745 toll-free, and specifying the document(s) you are requesting.
Copies of any of these documents may also be obtained without charge on the EDGAR database on the SEC’s internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.
Information relating to Government Fund and Short Duration Fund contained in the Prospectuses of TCF dated January 31, 2015 (SEC File No. 811-03416) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.)
The Reorganization SAI relating to this Prospectus/Proxy Statement and the Reorganization, dated February 11, 2015, which includes (i) the financial statements of TCF relating to Government Fund for the fiscal year ended September 30, 2014 and (ii) the financial statements of TCF relating to Short Duration Fund for the fiscal year ended September 30, 2014, is incorporated by reference in its entirety in this document. Pro forma financial information of TCF relating to Short Duration Fund is not included in the Reorganization SAI because the net assets of Government Fund constitute less than 10% of the net assets of Short Duration Fund.
The Prospectus/Proxy Statement, the Notice of Special Meeting of Shareholders, and Form of Proxy are first being mailed to shareholders on or about February 12, 2015.

These securities have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
The shares offered by this Prospectus/Proxy Statement are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in Short Duration Fund involves investment risk, including possible loss of your original investment.

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SYNOPSIS
This section summarizes the primary features and consequences of the Reorganization. It may not contain all of the information that is important to you. To understand the Reorganization, you should read this entire Prospectus/Proxy Statement and the Exhibit.
This Synopsis is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the respective Prospectuses and Statements of Additional Information relating to the Funds, and the Agreement and Plan of Reorganization (the “Reorganization Plan”), which is attached to this Prospectus/Proxy Statement as Exhibit A.
Reasons for the Reorganization. The Board believes that the proposed Reorganization would be in the best interest of the shareholders of the Government Fund. In reaching this decision, the Board considered the terms and conditions of the Reorganization Plan and the following factors, among others:

1.	The relatively small size of Government Fund and the likelihood that it will not increase substantially in size in the foreseeable future;

2.	Following the Reorganization, the shareholders of Government Fund will remain invested in an open-end portfolio with a substantially larger asset base;

3.
Each class of shares of the Pro Forma Combined Fund (as shown in the section entitled “Expense Comparison”) has a lower expense ratio than the current expense ratio of the corresponding class of Government Fund;

4.
The likelihood that shareholders of Government Fund, as part of a larger portfolio, may benefit over time from further reductions in overall operating expenses per share on a pro forma basis as a result of certain economies of scale expected after the Reorganization;

5.	The comparability of the investment strategy and risk factors of each Fund;

6.
The comparability of the effective duration of each Fund, the fact that the effective duration of the Short Duration Fund is shorter than the effective duration of the Government Fund, and the fact that Short Duration Fund generally invests in shorter-term, lower-yielding securities;

7. The expectation that interest rates will rise over the medium-term, which would likely have less of an effect on the Short Duration Fund due to the shorter duration of the securities it holds;

8.	Government Fund and Short Duration Fund have the same investment advisor;

9.	The anticipated tax-free nature of the exchanges contemplated by the Reorganization for federal income tax purposes; and

10.	Shareholders of Government Fund will not experience any dilution in the value of their investment as a result of the Reorganization.
For the reasons described in this Prospectus/Proxy Statement, the Board and the Trustees on the Board who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), concluded that the Reorganization of Government Fund into Short Duration Fund would be in the best interest of the shareholders of Government Fund and that the interests of the existing shareholders of Government Fund will not be diluted as a result of the Reorganization. Accordingly the Board and the Independent Trustees, in separate votes, approved the Reorganization and they recommend shareholder approval of the Reorganization. Subject to shareholder approval, the Reorganization is expected to be completed on or about April 30, 2015.
The Board and the Independent Trustees also approved the Reorganization on behalf of the Short Duration Fund. The Trustees considered, among other things, the terms and conditions of the Reorganization Plan, the opportunity to add assets to Short Duration Fund, and their expectation that the Reorganization will constitute a tax-free reorganization and that the interests of shareholders would not be diluted as a result of the transaction. Thus, the Board and the Independent Trustees concluded that the Reorganization would be in the best interest of the shareholders of Short Duration Fund and approved the Reorganization. The votes of the shareholders of Short Duration Fund are not being solicited in connection with the Reorganization because their approval or consent is not required.
Reorganization Plan. The Board has authorized TCF to enter into the Reorganization Plan in order to consummate the Reorganization. The Reorganization Plan provides for the following:

•	The transfer of all the assets of Government Fund to the Short Duration Fund in exchange for Class A, Class C, and Class I shares of the Short Duration Fund;

•
Following the transfer, those shares of Short Duration Fund will be distributed respectively to the holders of Class A, Class C and Class I shares of Government Fund as of the Closing Date in liquidation of that Fund, and the Government Fund will be dissolved; and

•
As a result of the proposed transactions, each shareholder of Government Fund as of the Closing Date will receive that number of full and fractional Class A, Class C or Class I shares of Short Duration Fund having a total net asset value equal to the value of that shareholder's corresponding shares of Government Fund as of the close of the New York Stock Exchange (“NYSE”) on the Valuation Date.

The total value of your interest in Government Fund will be the same as the total value of your interest in Short Duration Fund immediately after the Reorganization.
The material terms of the Reorganization Plan are described in more detail in “Information About The Reorganization” below.
Tax Consequences. Pursuant to the Reorganization Plan, as a condition to closing the Reorganization described therein, each Fund shall have received an opinion of counsel that, while the matter is not entirely free from doubt, for federal income tax purposes no gain or loss will be recognized by it or its shareholders as a result of the Reorganization. The tax basis of Short Duration Fund shares received by a shareholder as of the Valuation Date will be the same as the tax basis of that shareholder's Government Fund shares. In addition, the tax basis of the assets of Government Fund in the hands of the Short Duration Fund as a result of the Reorganization will be the same as the tax basis of such assets in the hands of the Government Fund prior to the Reorganization.
If the Reorganization takes place, Short Duration Fund will be constrained in the extent to which it can use the capital loss carryforwards of the Government Fund. See “Information About The Reorganization — Effect of the Reorganization on Capital Loss Carryforwards” below.
Overview of Funds Subject to the Reorganization. Government Fund and Short Duration Fund are separate series of TCF, an open-end management investment company organized as a Massachusetts trust and registered under the 1940 Act. Government Fund is a diversified portfolio and offers Class A, Class C and Class I shares. Short Duration Fund is a non-diversified portfolio and offers Class A, Class C, Class I and Class Y shares. The Class Y shares of Short Duration Fund are not involved in the Reorganization.
Calvert Investment Management, Inc. (“CIM” or the “Advisor”) serves as the investment advisor for the Funds.
As of January 21, 2015, the net assets of each Fund were as follows:

Merging Fund	Net Assets	Acquiring Fund	Net Assets
Government Fund	$21,633,736	Short Duration Fund	$1,682,541,275
Investment Objectives and Principal Investment Strategies. Each Fund has an investment objective and certain principal investment strategies that are employed by the Fund’s portfolio managers. For a more detailed description of the investment techniques used by a Fund, see the applicable Fund’s Prospectus and the TCF SAI.
Investment Objectives. Each Fund seeks to maximize income, to the extent consistent with the preservation of capital, by investing in U.S. dollar-denominated debt securities. The following chart sets forth the specific investment objective of each Fund.

INVESTMENT OBJECTIVE
(Merging Fund)	(Acquiring Fund)
Government Fund	Short Duration Fund
The Fund seeks to maximize income, to the extent consistent with preservation of capital, primarily through investment in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.
The Fund seeks to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income-producing securities.
Principal Investment Strategies. Government Fund normally invests at least 80% of its net assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"), repurchase agreements collateralized by U.S. Government Securities, and, incidental to these investments, futures contracts that are related to U.S. Government Securities. Government Fund may also invest in corporate debt securities. Short Duration Fund invests principally in bonds issued by U.S. corporations, the U.S. government or its agencies, and U.S. government-sponsored entities (e.g., Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC")). Short Duration may also invest up to 25% of its net assets in foreign debt securities, including American Depositary Receipts ("ADRs").
Each Fund may also invest in trust preferred securities, taxable municipal securities, leveraged loans, asset-backed securities ("ABS"), including commercial mortgage-backed securities, and repurchase agreements.
Each Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include derivative securities such as collateralized mortgage obligations ("CMOs") and ABS.
Each Fund uses an active trading strategy, seeking relative value to earn incremental income. Each Fund's investment process is enhanced by the Advisor's integrated investment research, which seeks to add value by complementing traditional fundamental security analysis with the Advisor's proprietary assessment of critical environmental, social and governance ("ESG") issues. Each Fund seeks to apply ESG integration across sectors and holdings as part of its risk and opportunity assessment.
Each Fund uses a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts to manage the duration of the Fund and hedge interest rate risk.
Each Fund seeks to avoid investing in companies classified under the tobacco industry sector of the Barclays Global Aggregate Index, the Barclays U.S. High Yield Index or the Barclays Global Emerging Market Index; or, in the opinion of the Fund's Advisor, any similar securities in the Barclays Municipal Index.
The material differences between the principal investment strategies of Government Fund and Short Duration Fund are as follows:

(i)
Government Versus Corporate Debt Securities. Government Fund seeks to achieve its investment objective by investing primarily in U.S. Government Securities, while Short Duration Fund seeks to achieve its investment objective by investing primarily in investment grade, U.S. dollar-denominated debt securities (as assessed at the time of purchase) that are issued by U.S. corporations. U.S. corporate debt securities typically are not backed by the full faith and credit of the U.S. Government.

A debt security is investment grade when assigned a credit quality rating of BBB- or higher by Standard & Poor's Ratings Services ("Standard & Poor's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO"), including Moody's Investors Service ("Moody's") or Fitch Ratings ("Fitch"), or if unrated, considered to be of comparable credit quality by the Fund's Advisor.

(ii)
Below-Investment Grade Debt Securities (Junk Bonds). Government Fund typically does not invest in junk bonds. Short Duration Fund may invest up to 35% of its net assets in below-investment grade, high-yield debt securities (commonly known as "junk bonds"), including distressed securities that are in default.

A debt security is below-investment grade when assigned a credit quality rating below BBB- by Standard & Poor's or an equivalent rating by another NRSRO, including Moody's or Fitch, or if unrated, considered to be of comparable credit quality by the Fund's Advisor.
The chart below compares the credit quality breakdown of each Fund as of September 30, 2014. Bond ratings for bonds held by each Fund are determined by using Standard & Poor's, Moody’s, and Fitch rating services, respectively. The letter ratings generally range from AAA (judged to be of the highest quality, with minimal credit risk) to D (the lowest rated class of bonds, typically in default with respect to timely payment of principal or interest). Bonds rated by all three services are assigned the median rating; if a bond is rated by only two agencies, it is assigned the lowest rating; if it is only rated by one agency, it is assigned that rating. Government securities may be rated lower than AAA/Aaa/AAA or may not be rated, and include any foreign government securities, U.S. agency securities and U.S. Treasury futures (valued at mark-to-market). If a bond is not rated by any of the aforementioned rating services, it is included below in the “Not Rated” category. Ratings are subject to change.

Credit Rating	Government Fund	Short Duration Fund
AAA/Aaa/AAA	1.39%	3.33%
AA/Aa/AA	1.66%	7.76%
A/A/A	3.10%	32.93%
BBB/Baa/BBB	2.34%	33.11%
BB/Ba/BB	---	4.71%
B/B/B	---	5.09%
CCC/Caa/CCC	---	1.90%
GOVERNMENT	90.86%	4.22%
NOT RATED	---	5.21%
CASH	0.66%	1.56%

(iii)
Diversification.  Government Fund is a diversified fund, whereas Short Duration Fund is a non-diversified fund.  A non-diversified fund may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a diversified fund.

(iv)
Effective Maturities of the Securities Held in the Fund. Government Fund typically invests in debt securities that have effective maturities that are longer than the debt securities in which Short Duration Fund invests. Effective maturity is a measure of the anticipated date of complete payment of a bond's principal that mathematically incorporates the effects of optional maturity dates for bonds with call, put, or prepayment features.

As of September 30, 2014, the Government Fund and the Short Duration Fund had weighted average effective maturities of 8.37 years and 2.98 years, respectively. The weighted average effective maturity of a Fund is the effective maturity of all of the bonds in a portfolio, calculated by weighting each bond's effective maturity date by the market value of the security. There is no limit on Government Fund's average maturity. The Advisor allocates the assets of Government Fund among different market sectors (e.g., U.S. Treasury or U.S. government agency) and different maturities based on its view of the relative value of each sector or maturity.
Longer-term debt securities generally have greater sensitivity to changes in interest rates. Accordingly, in a rising interest rate environment, longer-term securities typically decline more in value than short-term debt securities. Conversely, in a declining interest rate environment, longer-term debt securities typically increase more in value than short-term debt securities.

(v)
Fund Duration. Government Fund typically has an effective duration that is longer than the effective duration of the Short Duration Fund. Effective duration measures a portfolio’s sensitivity to changes in interest rates when a portfolio includes futures positions, options on futures, options on debt securities, or bonds with call, put or prepayment features. As of September 30, 2014, the Government Fund and the Short Duration Fund had effective durations of 3.87 years and 2.13 years, respectively. Under normal circumstances, Short Duration Fund's average portfolio duration will range from one to three years.
Generally, the longer the effective duration of a portfolio, the greater the change in net asset value relative to interest rate movements. Accordingly, if interest rates were to rise, the net asset value of Government Fund would likely experience a larger percentage decline than that of Short Duration Fund. Conversely, if interests rates were to fall, the net asset value of Government Fund would likely experience a larger percentage increase than that of Short Duration Fund.

(vi)	Foreign Securities. Government Fund does not typically invest in foreign securities. Short Duration Fund may invest up to 25% of its total assets in foreign debt securities, including ADRs.

(vii)
State Income Taxes. Most states do not tax mutual fund shareholders on dividends derived from interest on U.S. Treasury securities. In addition, dividends derived from securities issued by U.S. Government Agencies (e.g., the Federal Home Loan Banks and the Tennessee Valley Authority) are generally exempt from state taxation. In 2014, approximately 72 percent of the dividends received by Government Fund shareholders derived from U.S. Treasury securities and U.S. Government Agency securities. Dividends received by Short Duration Fund shareholders are generally not exempt from state income taxation.

(viii)
Benchmarks. The Government Fund and Short Duration Fund are actively managed funds that seek to outperform different benchmarks. The Government Fund seeks to outperform the Barclays U.S. Government Index, while the Short Duration Fund seeks to outperform the Barclays 1-5 Year U.S. Credit Index.

The Barclays U.S. Government Index is an unmanaged market-value weighted index composed of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. Returns are inclusive of accrued interest.
The Barclays 1-5 Year U.S. Credit Index is an unmanaged market-value weighted index composed of publicly issued U.S. corporate bonds, specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.
Fund Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the fiscal year ended September 30, 2014, Government Fund and Short Duration Fund had portfolio turnover rates of 835% and 168%, respectively, in each case based on the portfolio’s average value.
Sale of Merging Fund Securities. It is expected that the Reorganization would result in the liquidation of approximately 14 percent of the portfolio securities of Government Fund. These portfolio securities have an approximate value of $3.0 million based on the net assets of Government Fund as of January 21, 2015. It is expected that the sale of these securities will result in aggregate capital gains of approximately $273,000 or about $0.21 per share. These sale proceeds would then be reinvested in portfolio securities that satisfy the investment objective and principal investment strategies of the Short Duration Fund. Transaction costs will be incurred as a result of the liquidation of these portfolio securities and the acquisition of replacement portfolio securities. These transaction costs, which are estimated to be approximately $8,000, will ultimately be borne by shareholders in either Government Fund or Short Duration Fund.
Fundamental Investment Restrictions. In addition to the objectives and strategies described above, each Fund has adopted certain fundamental investment restrictions, which may not be changed without the approval of the holders of a majority of the outstanding shares of that Fund. The fundamental investment restrictions of each Fund are identical and are enumerated on page 18 of the TCF SAI.

Principal Risks of the Funds. An investment in each Fund entails investment risk. Shareholders could lose money on their investment in each Fund, or each Fund could underperform, because of the principal risks described below.
Risks in Common. The Government Fund and Short Duration Fund have the following principal risks in common.
Bond Market Risk. The market prices of bonds held by the Fund may fall.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.
Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.
Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities, such as credit risk discussed above. The loans in which the Fund will invest are expected to be below-investment-grade quality and to bear interest at a floating rate that resets periodically. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Leveraged loans are usually more credit sensitive than investment-grade securities.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Portfolio Duration Risk. Duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the Advisor. When the Fund purchases unrated securities, it will depend on the Advisor’s analysis of credit risk without the assessment of a nationally recognized statistical rating organization.
Taxable Municipal Bond Risk. Taxable municipal bonds are subject to credit risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.

Trust Preferred Securities Risk. Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.
Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.
Repurchase Agreement Risk. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase the security. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security may lose value before it can be sold.
Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.
ESG Strategy Risk. The ESG strategies used by an investment manager may fail to produce the intended result. In addition, information used to evaluate the ESG performance of issuers and industries may not be readily available, complete, or accurate, which could negatively impact both the investment manager's application of ESG standards and Fund performance.
Tobacco Exclusion Risk. Because the Fund avoids investing in certain tobacco-related securities, the Fund may forego a profitable investment opportunity and the associated return.
Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.
Additional Risks of the Short Duration Fund. The Short Duration Fund has the following additional principal risks.
Non-Diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single bond may have greater impact on the Fund than on a diversified fund.
Junk Bond Risk. Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
Defaulted Bonds Risk. For bonds in default (those rated “D” by Standard & Poor’s or the equivalent by another NRSRO), there is a significant risk that these bonds will not achieve their original value.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
An investment in either Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
For more information concerning the risks associated with investments in the Funds, see the applicable Fund’s Prospectus and the TCF SAI.
Principal Risks Related to the Material Differences in the Principal Investment Strategies of the Funds. The principal investment strategies of the Funds are materially different as described above. See "— Investment Objectives and Principal Investment Strategies". If the Reorganization is approved by Government Fund shareholders, the shareholders of Government Fund as of the Closing Date will receive shares of Short Duration Fund which will expose those shareholders to the principal risks of the Short Duration Fund as well as the principal risks described below, and could cause those shareholders to lose money on their investment.

(i)
Corporate Debt Securities Risk. Government Fund seeks to achieve its investment objective by investing primarily in U.S. Government securities, while Short Duration Fund seeks to achieve its investment objective by investing primarily in U.S. corporate debt securities. U.S. corporate debt securities typically are not backed by the full faith and credit of the U.S. Government. Accordingly, there is a greater potential for Short Duration Fund to lose some or all of the principal amount that is invested in bonds as a result of corporate defaults.

(ii)
Lower Average Credit Quality Risk. Government Fund typically does not invest in junk bonds. Short Duration Fund may invest up to 35% of its net assets in junk bonds, including distressed securities that are in default. Short Duration Fund has a lower average credit rating than Government Fund, which could cause Short Duration Fund to experience a higher default rate than Government Fund. Accordingly, an investment in Short Duration Fund involves greater credit risk and an increased potential for the loss of principal than Government Fund.

(iii)
Non-Diversification Risk. Because Short Duration Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than Government Fund, the gains or losses on a single bond may have greater impact on the Short Duration Fund than on the Government Fund.

(iv)
Reduced Yield and Interest Income Risk. Government Fund typically invests in debt securities that have effective maturities that are longer than the debt securities in which Short Duration Fund invests. The longer-dated debt securities that Government Fund invests in generally have higher interest rates and yields than the shorter-dated securities that Short Duration Fund invests in. These shorter-dated securities may make it more difficult for the Short Duration Fund to earn interest income at the same rate as the Government Fund. Accordingly, the annual returns of the Short Duration Fund may be limited by the shorter-term, lower-yielding securities that it holds.

(v)
Interest Rate Risk. Government Fund typically has an effective duration that is longer than the effective duration of the Short Duration Fund. Generally, the longer the effective duration of a Fund's portfolio securities, the greater the change in that Fund's net asset value relative to interest rate movements. Accordingly, if interest rates were to rise, the net asset value of Short Duration Fund would likely decline, but less so than the net asset value of Government Fund. Conversely, if interests rates were to fall, the net asset value of Government Fund would likely experience a larger percentage increase than that of Short Duration Fund.

(vi)	Foreign Securities Risk. Government Fund does not typically invest in foreign securities. Short Duration Fund may invest up to 25% of its total assets in foreign debt securities, including ADRs.

Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

(vii)
Foreign Currency Risk. The Short Duration Fund may invest in foreign securities that trade or are denominated in currencies other than the U.S. dollar, which may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

(viii)
State Income Taxation Risk. Most states do not tax mutual fund shareholders on dividends derived from interest on U.S. Treasury securities. In addition, dividends derived from securities issued by U.S. Government agencies, such as the Federal Home Loan Banks and the Tennessee Valley Authority, are generally exempt from state taxation. In 2014, approximately 72 percent of the dividends received by Government Fund shareholders derived from U.S. Treasury securities and U.S. Government agency securities that were exempt from state income taxation. Dividends received by Short Duration Fund shareholders are generally not exempt from state income taxation. Accordingly, Short Duration Fund shareholders should expect that all of the dividends paid by the Short Duration Fund will be subject to state income taxation, which will increase the tax that is payable on those dividends and may cause shareholders of the Short Duration Fund to become subject to a higher marginal income tax rate.

(ix)
Benchmark Risk. The Government Fund and Short Duration Fund are actively managed funds that seek to outperform different benchmarks. The Government Fund seeks to outperform the Barclays U.S. Government Index, while the Short Duration Fund seeks to outperform the Barclays 1-5 Year U.S. Credit Index. In seeking to outperform a shorter-term benchmark, it is more likely that the Reduced Yield and Interest Income Risk described above will materialize.

Purchases, Exchanges, Redemptions and Distributions. The Funds have the same policies regarding the purchase, exchange and redemption of Fund shares and distributions of investment income and capital gains. For more detailed information regarding the Funds’ purchase, exchange and redemption procedures, including how their shares are priced, and their dividend policies, see “Shareholder Information for the Acquiring Funds” below, the applicable Fund's Prospectus, and the TCF SAI.
Purchases. Each Fund offers Class A, Class C and Class I shares. The Short Duration Fund also offers Class Y shares, which are not part of the Reorganization. Calvert Investment Distributors, Inc. is the principal underwriter and distributor of the Funds and continuously offers shares of each Fund on a best efforts basis at net asset value. All investments are in full and fractional shares.
The minimum initial investment for Class A and Class C shares of each Fund is $2,000, with a $250 minimum for additional investments. The minimum initial investment for Class I shares of each Fund is $1,000,000. Each Fund may waive investment minimums and applicable service fees for certain investors.
Exchanges. Shares may only be exchanged for shares of the same class of another Calvert Fund, and the exchange must satisfy the minimum investment amount for that Calvert Fund. You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge.
Each Fund reserves the right to terminate or modify the exchange privilege with 60 days’ written notice.
Redemptions. Shares of each Fund may be redeemed at the net asset value next determined after receipt of a redemption request on any day the Fund is open for business (less any applicable contingent deferred sales charge (“CDSC”)). Each Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value (“NAV”) of the Fund, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash).
Distributions. Each Fund pays dividends from its net investment income on a monthly basis. Net investment income consists of interest income and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes. Dividends and any distributions are automatically reinvested in the same Fund at NAV (without sales charge), unless you elect to have amounts of $10 or more paid in cash (by check or by electronic funds transfer).
EXPENSE COMPARISON
The following tables allow you to compare the expenses of the Class A shares, Class C shares and Class I shares of the Funds, and the columns labeled “Pro Forma Combined Fund” show what the expenses of Short Duration Fund and Government Fund are estimated to be assuming the Reorganization takes place. You will not pay an initial or deferred sales charge in connection with the Reorganization.
The expense amounts set forth in the tables and the Examples are based on gross expense data presented in the Annual Reports dated September 30, 2014 of the Merging Fund and the Acquiring Fund and the contractual limitations on direct net annual fund operating expenses included in each Fund's prospectus dated January 31, 2015.

Class A Shares
SHAREHOLDER FEES. The following chart shows the Fund fees that are paid directly from your investment.

	(Merging Fund)	(Acquiring Fund & Combined Fund)
	Government Fund	Short Duration Fund
Maximum sales charge (load) imposed on purchases	3.75%	2.75%
Maximum deferred sales charge (load)	None	None
ANNUAL FUND OPERATING EXPENSES. The following chart shows the Fund expenses that are deducted from Fund assets.

	(Merging Fund)	(Acquiring Fund)	(Pro Forma Combined Fund)
	Government Fund	Short Duration Fund	Short Duration Fund
Management Fees	0.45%[1]	0.63%[2]	0.63%[2]
Distribution and service (12b-1) fees	0.25%	0.25%	0.25%
Other Expenses	0.65%	0.26%	0.26%
Total Annual Fund Operating Expenses	1.35%	1.14%	1.14%
Less fee waiver and/or expense reimbursement[3]	(0.25)%	(0.06)%	(0.06)%
Net expenses	1.10%	1.08%	1.08%

[1]	The Management Fee includes a 0.10% Administrative Fee.

[2]	The Management Fee includes a 0.30% Administrative Fee.

[3]
The investment advisor has agreed to contractually limit direct net annual fund operating expenses of Class A shares of Government Fund and Short Duration Fund through January 31, 2016 to 1.10% and 1.08%, respectively. Only the Board of Trustees of the Fund may terminate the Fund's expense limitation before the contractual period expires, upon 60 days' prior notice to shareholders.

Class C Shares
SHAREHOLDER FEES. The following chart shows the Fund fees that are paid directly from your investment.

	(Merging Fund)	(Acquiring Fund & Combined Fund)
	Government Fund	Short Duration Fund
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES. The following chart shows the Fund expenses that are deducted from Fund assets.

	(Merging Fund)	(Acquiring Fund)	(Pro Forma Combined Fund)
	Government Fund	Short Duration Fund	Short Duration Fund
Management Fees	0.45% [1]	0.63%[2]	0.63%[2]
Distribution and service (12b-1) fees	1.00%	1.00%	1.00%
Other Expenses	0.64%	0.17%	0.17%
Total Annual Fund Operating Expenses	2.09%	1.80%	1.80%
Less fee waiver and/or expense reimbursement[3]	(0.05)%	---	---
Net expenses	2.04%	1.80%	1.80%

[1]	The Management Fee includes a 0.10% Administrative Fee.

[2]	The Management Fee includes a 0.30% Administrative Fee.

[3]
The investment advisor has agreed to contractually limit direct net annual fund operating expenses of Class C shares of Government Fund to 2.04% through January 31, 2016. Only the Board of Trustees of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days' prior notice to shareholders.

Class I Shares
SHAREHOLDER FEES. The following chart shows the Fund fees that are paid directly from your investment.

	(Merging Fund)	(Acquiring Fund & Combined Fund)
	Government Fund	Short Duration Fund
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None

ANNUAL FUND OPERATING EXPENSES. The following chart shows the Fund expenses that are deducted from Fund assets.

	(Merging Fund)	(Acquiring Fund)	(Pro Forma Combined Fund)
	Government Fund	Short Duration Fund	Short Duration Fund
Management Fees	0.45%[1]	0.43%[2]	0.43%[2]
Distribution and service (12b-1) fees	None	None	None
Other Expenses	0.32%	0.05%	0.05%
Total Annual Fund Operating Expenses	0.77%	0.48%	0.48%
Less fee waiver and/or expense reimbursement[3]	(0.02)%	---	---
Net expenses	0.75%	0.48%	0.48%

[1]	The Management Fee includes a 0.10% Administrative Fee.

[2]	The Management Fee includes a 0.10% Administrative Fee.

[3]
The investment advisor has agreed to contractually limit direct net annual fund operating expenses of Class I shares of Government Fund and Short Duration Fund through January 31, 2016 to 0.75%. Only the Board of Trustees of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days' prior notice to shareholders.

Examples. These examples are intended to help you compare the cost of investing in the Funds (both before and after the Reorganization) with the cost of investing in other mutual funds. The examples assume that:

•	You invest $10,000 in the Class A shares or Class C shares of the Fund or $1,000,000 in the Class I shares of the Fund, in each case for the time periods indicated;

•	You reinvest all dividends and distributions;

•	Your investment has a 5% return each year;

•	The Fund's operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

Class A

(Unaudited)	1 Year	3 Years	5 Years	10 Years
Merging Fund:
Government Fund	$483	$763	$1,064	$1,917
Acquiring Fund:
Short Duration Fund	$382	$621	$880	$1,618
Combined Fund:
Short Duration Fund	$382	$621	$880	$1,618

Class C

(Unaudited)	1 Year	3 Years	5 Years	10 Years
Merging Fund:
Government Fund - Assuming Redemption	$307	$650	$1,119	$2,417
Government Fund - Assuming No Redemption	$207	$650	$1,119	$2,417
Acquiring Fund:
Short Duration Fund - Assuming Redemption	$283	$566	$975	$2,116
Short Duration Fund - Assuming No Redemption	$183	$566	$975	$2,116
Combined Fund:
Short Duration Fund - Assuming Redemption	$283	$566	$975	$2,116
Short Duration Fund - Assuming No Redemption	$183	$566	$975	$2,116

Class I

(Unaudited)	1 Year	3 Years	5 Years	10 Years
Merging Fund:
Government Fund	$7,659	$24,400	$42,587	$95,229
Acquiring Fund:
Short Duration Fund	$4,908	$15,401	$26,864	$60,373
Combined Fund:
Short Duration Fund	$4,908	$15,401	$26,864	$60,373
PERFORMANCE
Bar Chart and Performance Table
The following bar chart and table show the Merging Fund's annual returns and long-term performance in comparison to the annual returns and long-term performance of the Acquiring Fund. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any. A Fund’s past performance does not necessarily indicate how that Fund will perform in the future.
Each bar chart shows how the performance of the Class A shares of the Merging Fund and the Acquiring Fund has varied from year to year. The return for the Class C shares and Class I shares of each Fund will differ from the Class A returns shown in the bar chart, depending upon the expenses of that class of shares.
The table compares each Fund's performance over time with that of a benchmark and a peer average. The table shows each Fund's returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.
After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

(Merging Fund)
Government Fund
Calendar Year Total Returns for Class A at NAV

	Quarter Ended	Total Return
Best Quarter (of periods shown)	9/30/2009	4.42%
Worst Quarter (of periods shown)	6/30/2013	-2.75%
(Acquiring Fund)
Short Duration Fund
Calendar Year Total Returns for Class A at NAV

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/2009	5.03%
Worst Quarter (of periods shown)	12/31/2008	-1.60%

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2014)
(with maximum sales charge deducted, if any)

(Merging Fund) Government Fund	1 Year	5 Years	Since Inception (12/31/08)	(Acquiring Fund) Short Duration Fund	1 Year	5 Years	10 Years
Class A:				Class A:
Return before taxes	-0.85%	2.49%	3.36%	Return before taxes	-2.10%	1.79%	3.38%
Return after taxes on distributions	-1.34%	1.67%	2.49%	Return after taxes on distributions	-2.90%	0.85%	2.09%
Return after taxes on distributions and sale of Fund shares	-0.48%	1.65%	2.32%	Return after taxes on distributions and sale of Fund shares	-1.19%	1.05%	2.15%
Class C	0.91%	2.23%	3.00%	Class C	-1.01%	1.62%	2.88%
Class I	3.24%	3.49%	4.19%	Class I	1.30%	2.95%	4.16%
Barclays U.S. Government Index (reflects no deduction for fees, expenses or taxes)	4.92%	3.70%	2.69%	Barclays 1-5 Year U.S. Credit Index (reflects no deduction for fees, expenses or taxes)	1.95%	3.42%	4.10%
Lipper General U.S. Government Funds Avg. (reflects no deduction for taxes)	5.85%	3.42%	3.33%	Lipper Short Investment Grade Debt Funds Avg. (reflects no deduction for taxes)	0.70%	2.03%	2.69%
PORTFOLIO MANAGEMENT
Management. The overall management of each Fund is the responsibility of, and is supervised by, the TCF Board.
Investment Management. Calvert Investment Management, Inc. (“CIM” or the “Advisor”), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the investment advisor for the Funds. CIM is a subsidiary of Calvert Investments, Inc., which is an indirect subsidiary of Ameritas Mutual Holding Company (“Ameritas”). CIM provides the Funds with investment supervision and management and office space, furnishes executive and other personnel to the Funds, and pays the salaries and fees of all Trustees who are affiliated persons of and employed by CIM. It has been managing mutual funds since 1976. As of December 31, 2014, CIM was the investment advisor for 39 mutual fund portfolios and had over $13.4 billion in assets under management.
Advisory Fees.
Government Fund
Under the investment advisory agreement between CIM and TCF, CIM receives an annual advisory fee of 0.35% with respect to Government Fund as a percentage of the Fund’s average daily net assets. The advisory fee does not include administrative fees of 0.10%.
A discussion regarding the basis for the approval by the Board of the investment advisory agreement is available in the most recent Semi-Annual Report for Government Fund covering the six month period ended March 31.
Short Duration Fund
Under the investment advisory agreement between CIM and TCF, CIM receives an annual advisory fee with respect to Short Duration Fund of 0.35% on the first $750 million of assets, 0.325% on the next $750 million of assets, 0.30% on the the next $2 billion of assets, and 0.275% on any assets in excess of $3.5 billion. The fee is calculated as a percentage of the Fund’s average daily net assets. The advisory fee does not include administrative fees of

0.30% on assets up to $1.5 billion and 0.275% on assets over $1.5 billion invested in the Class A shares and Class C shares combined, and 0.10% on assets invested in Class I shares.
A discussion regarding the basis for the approval by the Board of the investment advisory agreement is available in the most recent Semi-Annual Report for Short Duration Fund covering the six month period ended March 31.
Portfolio Managers for the Acquiring Fund.
Information is provided below identifying each individual and/or member of the team who is employed by or associated with CIM and who are jointly and primarily responsible for the day-to-day management of the Short Duration Fund. Mr. Duch and Mr. Khanduja are also jointly and primarily responsible for the day-to-day management of the Government Fund.

Portfolio Manager Name	Title	Length of Time Managing Fund	Business Experience During Last 5 Years	Role on Management Team
Matthew Duch	Vice President, Portfolio Manager	Since August 2009
Mr. Duch has been a Portfolio Manager on the Calvert Taxable Fixed Income Team since 2006 and also serves on the Calvert Fixed Income Strategy Committee. He became a Portfolio Manager for this Fund in September 2011.

Lead Portfolio Manager
Vishal Khanduja, CFA	Portfolio Manager	Since January 2013
Mr. Khanduja has been a member of the Calvert Taxable Fixed Income Team since July 2012 and also serves on the Calvert Fixed Income Strategy Committee. He became a Portfolio Manager for this Fund in January 2013. He previously worked at Columbia Management as Portfolio Manager – Global Rates and Currency Team (2009 - 2012).

Co-Portfolio Manager
Mauricio Agudelo	Portfolio Manager	Since January 2011	Mr. Agudelo has been a member of the Calvert Taxable Fixed Income Team since 2004 and became a Portfolio Manager for this Fund in January 2011.	Co-Portfolio Manager
Other Management Arrangements.
Calvert Investment Distributors, Inc., a subsidiary of Calvert Investments, Inc. and an affiliate of CIM, is the principal underwriter and distributor of the Funds.
Boston Financial Data Services, Inc., a subsidiary of State Street Bank & Trust Company, N.A., is the transfer agent and dividend disbursing agent for the Funds.
Calvert Investment Services, Inc., a subsidiary of Calvert Investments, Inc. and an affiliate of CIM, is the shareholder servicing agent for the Funds.
Calvert Investment Administrative Services, Inc., a subsidiary of Calvert Investments, Inc. and an affiliate of CIM, is the administrator for the Funds.
REASONS FOR THE REORGANIZATION
The Board believes that the Reorganization is in the best interests of Government Fund and its shareholders. At a Board Meeting held on December 10, 2014, the Board reviewed various challenges to the continuing viability of Government Fund. These challenges include: (i) low net flows during the first four years following the Fund's inception, followed by a sharp decline in assets over the past two years, (ii) the failure of the Fund to achieve scale despite having been in existence for more than 6 years, (iii) the fact that approximately half of the Fund's assets are held through a single, affiliated retirement plan, and (iv) the lack of meaningful non-affiliated sales and limited prospects for growing non-affiliated sales given the performance and expense structure of competing products. CIM accordingly recommended the reorganization of Government Fund into Short Duration Fund. In connection with its consideration of these matters, the Board was also advised by counsel to the Independent Trustees of its fiduciary responsibilities to the shareholders of Government Fund and the legal issues involved.
In addition, the Board considered a number of additional factors, including, but not limited to: (i) the capabilities, investment experience, and resources of CIM; (ii) the expenses and advisory fees applicable to each Fund before the Reorganization and the pro forma expense ratios for shareholders of Short Duration Fund following the Reorganization; (iii) the terms and conditions of the Reorganization Plan and the expectation that the Reorganization would not result in a dilution of the interests of the shareholders of Government Fund; (iv) the economies of scale expected to be realizable as a result of the Reorganization; (v) the costs estimated to be incurred by each Fund to complete the Reorganization; (vi) the current size and future growth prospects of Government Fund in comparison to the size and anticipated future growth prospects of Short Duration Fund; (vii) the comparability of the investment objectives, principal investment strategies and principal risks of Government Fund and Short Duration Fund, as well as the material differences between the principal investment strategies of the Funds and the risks related to those differences; (viii) the performance of Government Fund in comparison to Short Duration Fund, as well as the fact that Short Duration Fund generally invests in shorter-term, lower-yielding securities that may result in lower annual returns; (ix) the service features available to shareholders of both Funds, and (x) the anticipated non-taxable treatment of the Reorganization for federal income tax purposes. Thus, when considering all of the above factors, the Board determined that the Reorganization of Government Fund into Short Duration Fund would be in the best interest of Government Fund and its shareholders.
After this discussion, and following a further review of the materials and the terms of the proposed Reorganization Plan, the Board, including the Independent Trustees, approved the Reorganization and recommended its approval by the shareholders of Government Fund. In connection with the approval of the Reorganization, the Board noted that (i) since the value of Short Duration Fund shares to be received by Government Fund shareholders will be equal to the value of the shares of Government Fund surrendered in exchange therefor, shareholders of Government Fund will not experience any dilution in the value of their investment as a result of the Reorganization, and (ii) Government Fund will receive an opinion of counsel that the exchanges contemplated by the Reorganization Plan will be tax-free for federal income tax purposes.
The Board also concluded that the proposed Reorganization would be in the best interests of Short Duration Fund after considering, among other things, (i) that shareholders of Short Duration Fund will not experience any dilution in the value of their investment as a result of the Reorganization, and (ii) that Short Duration Fund will receive an opinion of counsel that the exchanges contemplated by the Reorganization Plan will be tax-free for federal income tax purposes. Accordingly, the Board, including the Independent Trustees, approved the Reorganization on behalf of Short Duration Fund.
INFORMATION ABOUT THE REORGANIZATION
The following summary of the Reorganization is qualified in its entirety by reference to the Reorganization Plan, a copy of which is attached as Exhibit A to this Prospectus/Proxy Statement.
Plan of Reorganization. The Reorganization Plan provides that Short Duration Fund will acquire all the assets of Government Fund in exchange for Class A, Class C and Class I shares of Short Duration Fund. If approved by shareholders, the Reorganization is expected to be completed on or about April 30, 2015 or such earlier or later date as the parties may mutually agree (the “Closing Date”). Prior to the Closing Date, Government Fund will endeavor to discharge all of its known liabilities and obligations.
The value of the full and fractional Class A, Class C and Class I shares of Short Duration Fund to be issued to shareholders of Government Fund will equal the value of the corresponding class of shares of Government Fund outstanding immediately prior to the Reorganization. Portfolio securities of Government Fund will be valued in accordance with its valuation practices.

Prior to the Reorganization, Government Fund will issue a dividend to distribute to its shareholders any investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized capital gains through the Closing Date not previously distributed (after reductions for any capital loss carryforward). The Reorganization will be accounted for by the method of accounting commonly used by open-end investment companies.
As soon as practicable after the Closing Date, Government Fund will liquidate and distribute pro rata to its shareholders as of the close of business on the Closing Date full and fractional Class A, Class C and Class I shares of Short Duration Fund. The total net asset value of the Short Duration Fund shares received by each shareholder will equal the value of that shareholder's corresponding class of Government Fund computed as of the close of business on the Valuation Date (the business day immediately preceding the Closing Date). This method of valuation is consistent with interpretations of Rule 22c-1 under the 1940 Act by the SEC’s Division of Investment Management. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of Short Duration Fund, representing the respective pro rata number of full and fractional shares of Short Duration Fund due shareholders of Government Fund. Share certificates will not be issued in connection with the Reorganization.
The consummation of the Reorganization Plan is subject to the conditions set forth therein, including the approval of the Reorganization Plan by the lesser of (i) 67% or more of the shares of Government Fund entitled to vote and present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of Government Fund entitled to vote. The votes of the shareholders of Short Duration Fund are not being solicited because their approval or consent is not necessary for the Reorganization.
Representations, Warranties and Agreements. Both parties to the Reorganization shall have complied with their respective responsibilities under the Reorganization Plan, the respective representations and warranties contained in the Reorganization Plan shall be true in all material respects as of the Closing Date, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of either Fund which is a party to the Reorganization Plan since September 30, 2014. Both parties to the Reorganization shall produce certificates satisfactory in form and substance indicating that they have met the terms of the Reorganization Plan.
Tax Opinions. TCF shall have received an opinion of counsel, addressed to each Fund and in form and substance satisfactory to TCF, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code (the “Code”) to the Funds and their respective shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Reorganization Plan, this Prospectus/Proxy Statement, and on other written representations of TCF, on behalf of each Fund. With respect to the Reorganization, counsel will opine, based on the facts and assumptions stated in the applicable legal opinion, that, while the matter is not entirely free from doubt, for federal income tax purposes:

1.
The transfer of all of the assets of Government Fund in exchange for Class A, Class C and Class I shares of Short Duration Fund followed by the distribution of those shares pro rata to shareholders of the corresponding class of Government Fund shares in liquidation thereof will constitute a “reorganization” within the meaning of §368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and Short Duration Fund and Government Fund will each be “a party to the Reorganization” within the meaning of §368(b) of the Code.

2.	No gain or loss will be recognized by Short Duration Fund upon the receipt of the assets of Government Fund solely in exchange for Short Duration Fund shares.

3.
No gain or loss will be recognized by Government Fund upon the transfer of its assets to Short Duration Fund in exchange for Short Duration Fund shares, or upon the distribution (whether actual or constructive) of such shares to the shareholders of Government Fund in exchange for their Government Fund shares.

4.	No gain or loss will be recognized by the shareholders of Government Fund upon the exchange of their Government Fund shares for Short Duration Fund shares in liquidation of Government Fund.

5.
The aggregate tax basis of Short Duration Fund shares received by each shareholder of Government Fund pursuant to the Reorganization will be the same as the aggregate tax basis of Government Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of Short Duration Fund shares received by each shareholder of Government Fund will include the period during which the shares of Government Fund exchanged therefor were held by such shareholder (provided the shares of Government Fund were held as a capital asset on the date of the Reorganization).

6.
The tax basis of the assets of Government Fund acquired by Short Duration Fund will be the same as the tax basis of those assets to Government Fund immediately prior to the Reorganization, and the holding period of the assets of Government Fund in the hands of Short Duration Fund will include the period during which those assets were held by Government Fund.

7.
Short Duration Fund will succeed to and take into account the capital loss carryovers of Government Fund described in section 381(c) of the Code. Short Duration Fund will take any such capital loss carryovers into account subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and regulations thereunder.

Amendment and Termination. The Reorganization Plan may be amended by mutual written consent of the parties to the Reorganization Plan authorized by the TCF Board. The Reorganization Plan may be amended before or after it has been approved by shareholders of Government Fund, but following its approval by shareholders, no amendment may be made that substantially changes the terms of the Reorganization Plan.
The Reorganization Plan may be terminated, and the Reorganization abandoned, at any time prior to the Closing Date by either party to the Reorganization Plan upon notice to the other party, whether before or after approval by shareholders of Government Fund, or by either party by notice to the other party at any time prior to the Closing Date if any material condition to its performance under the Reorganization Plan or a material covenant of the other party set forth in the Reorganization Plan has not been fulfilled, or a material default or material breach of the Reorganization Plan is made by the other party.
Reorganization Expenses and Fees. In accordance with the Reorganization Plan, Government Fund is responsible for the payment of expenses incurred in connection with the Reorganization. However, since the expense ratio for each class of shares of Government Fund exceeds the applicable expense limitation for that class, the expenses for the Reorganization will effectively be borne by CIM. The aggregate expenses are estimated to be $21,500 to cover all legal and accounting fees and expenses, printing expenses, and other fees and expenses incurred in connection therewith. The fees described above do not include the transaction costs associated with repositioning the portfolio securities, which costs are estimated to be $8,000 and are excluded from the Funds’ contractual expense limitations. These transaction costs will ultimately be borne by shareholders invested in either Government Fund or Short Duration Fund. See “Synopsis — Investment Objectives and Principal Investment Strategies — Sale of Merging Fund Securities” above.
Description of Shares of the Acquiring Fund. In accordance with the procedures under the Reorganization Plan as described above, each shareholder of Class A, Class C and Class I Government Fund shares as of the Closing Date will receive that number of Class A, Class C and Class I shares, respectively, of Short Duration Fund equal in value at the Valuation Date to the value of the shares of the Government Fund then held by such shareholder. Each share will be fully paid and non-assessable when issued and transferable without restrictions and will have no preemptive or conversion rights.
The shares to be issued by Short Duration Fund are sold at NAV, subject to a front-end sales charge for Class A shares and a deferred sales charge for Class C shares. Each transfer related to the Reorganization will be effected at NAV without the imposition of a sales charge. Accordingly, the shareholders of Government Fund as of the Closing Date will receive shares of Short Duration Fund without paying any front-end sales charge or a CDSC as a result of the Reorganization.

Following the Reorganization, shareholders of Class A and Class C shares of Short Duration Fund will pay the 12b-1 fee that is applicable to each such class, and shareholders of all Short Duration Fund shares will also pay shareholder servicing fees and administrative service fees. See "Expense Comparison" above.
After the Reorganization, the value of your shares will depend on the performance of Short Duration Fund, rather than that of Government Fund.
Federal Income Tax Consequences. The Reorganization Plan is intended to be a tax-free reorganization pursuant to Section 368(a)(1) of the Code. Opinions of counsel are not binding on the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the consequences described above would not be applicable, and shareholders could recognize a gain or loss on the transaction.
Effect of the Reorganization on Capital Loss Carryforwards. As of September 30, 2014, Government Fund had non-expiring capital loss carryforwards of $973,594, of which $653,753 is short-term and $319,841 is long-term, and Short Duration Fund had no capital loss carryforwards.
If the Reorganization is not consummated, the loss carryforwards of Government Fund should be available to offset any net realized capital gains of that Fund. It is anticipated that no distributions of net realized capital gains would be made by any Fund until the capital loss carryforwards are offset by net realized capital gains.
If the Reorganization is consummated, Short Duration Fund will be constrained in the extent to which it can use the capital loss carryforwards of Government Fund because of limitations imposed by the Code, on the occurrence of an ownership change. Short Duration Fund should be able to use in each year a capital loss carryforward in an amount equal to the net asset value of Government Fund on the Closing Date multiplied by a long-term tax-exempt rate calculated by the Internal Revenue Service. If the amount of such a loss is not used in one year, it may be added to the amount available for use in the next year. For the first year of the merger, the amount of capital loss carryforward that may be used under the formula will be further reduced to reflect the number of days remaining in the year following the Closing Date, which is currently anticipated to be on or about April 30, 2015.
Operating Expenses of the Combined Fund. After the consummation of the Reorganization, the total operating expenses of Short Duration Fund, as a percent of net assets, are estimated to be less than the current operating expenses of Government Fund. Certain administrative and fixed costs, such as set up fees for printing prospectuses, semi-annual and annual reports and proxy statements, legal expenses, audit fees, registration fees, and other similar expenses would be spread across a larger asset base. These efficiencies are reflected in the Pro Forma Combined Fund expenses shown in the tables under “Expense Comparison”, however the expense ratio of the Pro Forma Combined Fund is not reduced because the Government Fund's total assets are significantly smaller than the total assets of the Short Duration Fund.
Capitalization. TCF may issue an unlimited number of shares of beneficial interest without par value. The TCF Declaration of Trust authorizes the Board to allocate shares of beneficial interest into classes or series, with rights determined by the Board, without shareholder approval.
The following table shows the capitalization of Government Fund and Short Duration Fund as of December 31, 2014, and on a pro forma basis the capitalization of the Combined Fund as of that date, giving effect to the proposed acquisition of assets at net asset value.

Capitalization	(Merging Fund)	(Acquiring Fund)	Pro Forma Adjustments*	(Pro Forma Combined Fund)
	Government Fund	Short Duration Fund		Short Duration Fund**
Net Assets
Class A	$8,502,221	$851,764,634	($11,647)	$860,255,208
Class C	$2,567,204	$184,199,561	($3,517)	$186,763,248
Class I	$10,466,066	$259,125,597	($14,336)	$269,577,327
Shares Outstanding
Class A	520,668	53,019,976	8,010	53,548,654
Class C	158,763	11,507,940	1,367	11,668,070
Class I	641,594	16,044,379	5,572	16,691,545
Net Asset Value per Share
Class A	$16.33	$16.06	---	$16.06
Class C	$16.17	$16.01	---	$16.01
Class I	$16.31	$16.15	---	$16.15

*
The table reflects the estimated aggregate Reorganization expenses of $21,500, which will be borne by Government Fund.  However, each class of shares of the Government Fund is subject to a contractual expense limitation and the expense ratio of each class is higher than the applicable expense limitation. Therefore, the Reorganization expenses will effectively be borne by CIM. In addition, it is expected that the Funds will incur aggregate transaction costs of approximately $8,000 in connection with repositioning portfolio securities. These costs are excluded from the Government Fund's contractual expense limitations and will reduce the net assets of the Pro Forma Combined Fund. See “Information About the Reorganization — Reorganization Expenses and Fees”.

**
The pro forma combined net assets do not reflect adjustments with respect to distributions prior to the Reorganization. The actual exchange ratio will be determined based on the relative net asset value per share and the number of shares outstanding of each Fund on the Closing Date.

SHAREHOLDER INFORMATION FOR THE ACQUIRING FUND
Except as otherwise noted, the discussion in this section reflects information that applies equally to the Government Fund and Short Duration Fund.
Share Classes. Government Fund offers Class A, Class C and Class I shares and Short Duration Fund offers Class A, Class C, Class I and Class Y shares. The Class Y shares of Short Duration Fund are not involved in the Reorganization.
Purchase, Exchange and Redemption of Shares. The Funds have identical procedures for purchasing, exchanging and redeeming shares. Shares of each Fund are sold on a continuous basis at net asset value. All investments are in full and fractional shares. The minimum initial investment for Class A and Class C shares of each Fund is $2,000 for regular accounts and $1,000 for IRA accounts, and the minimum for additional investments in each Fund is $250. The minimum initial investment for Class I shares of each Fund is $1,000,000. Each Fund may waive investment minimums and applicable service fees for certain investors.
The highest sales charge for the Class A shares of Short Duration Fund is 2.75% compared to 3.75% for the Class A shares of Government Fund. The Class A sales charge declines in a series of steps for each Fund as a shareholder's total investment in Calvert Funds that assess a sales charge increases, and at each step the Short Duration Fund sales charge is lower than the Government Fund sales charge. There is no sales charge on purchases of Class A shares of Government Fund of $1,000,000 or more, but if CID has paid a finder's fee in connection with such purchase a one-year CDSC of 0.80% will apply. There is no sales charge on purchases of Class A shares of Short Duration Fund of $250,000 or more, but if CID has paid a finder's fee in connection with such purchase a one-year

CDSC of 0.50% will apply. Class C shares of each Fund have a 1.00% CDSC. You will not pay a sales charge in connection with the Reorganization.
Shares may only be exchanged for shares of the same class of another Calvert fund, and the exchange must satisfy the minimum investment amount for that Calvert fund. You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert fund at no additional charge. Each Fund reserves the right to terminate or modify the exchange privilege with 60 days’ written notice. See "— Exchanges".
Shares of each Fund may be redeemed at the net asset value next determined after receipt of a redemption request, on any day the Fund is open for business (less any applicable CDSC). Payment for redeemed shares will be made promptly, but in no event later than seven days after receiving a redemption request. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The amount received upon redemption of the shares of a Fund may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by that Fund. Each Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the NAV of that Fund, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Fund to the investor. The investor will also bear any market risks associated with the portfolio security until the security can be sold. See "— How to Sell Shares".
For more detailed information regarding the Funds’ purchase, exchange and redemption procedures see the TCF SAI.
How Shares are Priced. The price of shares is based on the applicable Fund’s NAV. The NAV is computed by adding the value of the Fund’s securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.
Each Fund’s NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the NYSE (generally 4 p.m. ET). Each Fund is open for business each day the NYSE is open.
If a Fund holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund’s shares may change on days when you will not be able to buy or sell shares.
Generally, portfolio securities and other assets are valued based on market quotations. Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service.
Under the oversight of the Board and pursuant to each Fund’s valuation procedures adopted by the Board, CIM determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of CIM, as determined in good faith under consistently applied procedures under the general supervision of the Board. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.
In making a fair value determination, under the ultimate supervision of the Board, CIM, pursuant to the Funds’ valuation procedures, generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. In addition, fair value pricing may be used for high-yield debt securities or in other instances where a portfolio security is not traded in significant volume for a substantial period.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.
When Your Account Will Be Credited. Your purchase will be processed at the NAV next calculated after your order is received in good order and accepted. This means that your request must include (i) the Fund name and account number, (ii) the amount of the transaction (in dollars or shares), (iii) signatures of all owners exactly as registered on the account (for mail requests); (iv) signature guarantees (if required); (v) any supporting legal documentation that may be required; and (vi) any outstanding certificates representing shares to be redeemed.
All of your purchases must be made in US dollars. No cash or third party checks will be accepted. No credit card or credit loan checks will be accepted. The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchase orders must be sent to the Transfer Agent; however, as a convenience, check purchases received at Calvert's office in Bethesda, Maryland will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt. Any check purchase received without an investment slip may cause delayed crediting. If your check does not clear your bank, your purchase will be canceled and you will be charged a $25 fee plus any costs incurred. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share). These procedures apply only to new purchases and do not apply to the Calvert Short Duration shares that would be issued upon consummation of the Reorganization.
Revenue Sharing. CIM, Calvert Investment Distributors, Inc. (the Funds’ distributor), and/or their affiliates make payments, out of their own assets and not as an additional charge to the Fund, to financial intermediaries in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares (“revenue sharing”). These payments are not reflected as additional expenses in the fee table contained in this Prospectus/Proxy Statement. The recipients of these payments may include the Funds’ distributor and other affiliates of CIM, as well as non-affiliated broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund, including your financial intermediary. The total amount of these payments may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any Fund-related marketing or shareholder servicing activities.
Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds to you. You may contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments also benefit CIM, the Funds’ distributor and their affiliates to the extent the payments result in more assets being invested in the Fund on which fees are being charged.
Market Timing Policy. In general, the Funds are designed for long-term investment and not as frequent or short-term trading (“market timing”) vehicles. The Funds discourage frequent purchases and redemptions of Fund shares by Fund shareholders. Further, the Funds do not accommodate frequent purchases and redemptions of fund shares by fund shareholders. Accordingly, the TCF Board has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement a Fund’s investment strategies. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease a Fund’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance. A Fund or Calvert at its discretion may reject any purchase or exchange request (purchase side only) it believes to be market timing. However, there is no guarantee that Calvert will detect or prevent market timing activity.
Shareholders may hold shares of a Fund in accounts with financial intermediaries such as investment advisors, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the financial intermediary holds Fund shares for a number of its customers in one account. The financial intermediary may have adopted market timing policies that differ from the market timing policies adopted by the TCF Board. In formulating their market timing policies, these financial intermediaries may or may not seek input from Calvert regarding certain aspects of their market timing policies, such as the amount of any redemption fee, the minimum holding period or the applicability of trading blocks. As a result, the market timing policies adopted by financial intermediaries may be quite dissimilar from the policies adopted by the TCF Board. The TCF Board has authorized Fund management to defer to the market timing policies of any financial intermediary that distributes shares of a Fund through an omnibus account if the financial intermediary’s policies, in Fund management’s judgment, are reasonably designed to detect and deter market timing transactions. Shareholders may contact Calvert to determine if the financial intermediary through which the shareholder holds shares of a Fund has been authorized by Fund management to apply its own market timing policies in lieu of the policy adopted by the TCF Board. In the event of any such authorization, shareholders should contact the financial intermediary through which the Fund shares are held for more information on the market timing policies that apply to those shares.
Because omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to a Fund, the ability of a Fund to monitor and detect market timing activity through omnibus accounts is very limited. Each Fund has established information sharing agreements with financial intermediaries as required by Rule 22c-2 under the 1940 Act and otherwise uses reasonable efforts to work with financial intermediaries to identify market timing activity in underlying accounts. If a Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in an omnibus account, Calvert will seek full cooperation from the financial intermediary maintaining the account to identify the underlying participant. Calvert expects the financial intermediary to take immediate action to stop any further market timing activity in the Fund by such participant(s) or plan, or else the Fund will be withdrawn as an investment option for that account. Calvert expects all financial intermediaries that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Funds.
Each Fund and CID reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only). Orders are canceled within one business day, and the purchase price is returned to the investor. Each Fund and CID also may modify any terms or conditions of purchase of shares of any Fund (upon prior notice) or withdraw all or any part of the offering made by this Prospectus.
Dividends and Distributions. Each Fund pays dividends from its net investment income on a monthly basis. Net investment income consists of interest income and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes. Dividends and any distributions are automatically reinvested in the same Fund at NAV (without sales charge), unless you elect to have amounts of $10 or more paid in cash (by check or by electronic funds transfer).
Federal Taxes. In January, the Funds will mail Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

You may realize a capital gain or loss when you sell or exchange Fund shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the Fund shares which were sold. In January, if you have sold Fund shares, the Fund will mail to you Form 1099-B indicating the total amount of all such sales, including exchanges.
Cost Basis Reporting. Beginning in 2012, the Internal Revenue Service (“IRS”) implemented new cost basis reporting rules that require mutual fund companies to calculate and report cost basis information to both the shareholder and the IRS on IRS Form 1099-B when certain shares are sold. The new cost basis regulations do not affect retirement accounts and shares acquired before January 1, 2012. Each Fund permits shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, the Fund uses the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
Other Tax Information. You may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from U.S. government securities. Such dividends may be exempt from certain state income taxes.
How To Sell Shares. You may redeem all or a portion of your Fund shares on any day the Fund is open for business, provided the amount requested is not on hold. When purchased by check or with Calvert Money Controller (electronic funds transfer), the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemption proceeds will not be sent until the transfer agent is reasonably satisfied that the purchase payment has been collected.
Your Fund shares will be redeemed at the next NAV calculated after the redemption request is received by the transfer agent in good order (less any applicable CDSC). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven (7) days to make payment. Calvert Money Controller redemptions generally will be credited to your bank account by the second business day after your phone call.
Exchanges. Calvert offers a wide variety of investment options that includes common stock funds and tax-exempt and corporate bond funds (call your financial professional or Calvert representative for more information). We make it easy for you to purchase shares in other Calvert Funds if your investment goals change. The exchange privilege offers flexibility by allowing you to exchange shares on which you have already paid a sales charge from one mutual fund to another at no additional charge.
Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.
Before you make an exchange, please note the following:
Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.
You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge.
Shares may only be exchanged for shares of the same class of another Calvert Fund, and the exchange must satisfy the minimum investment amount for that Calvert Fund.
No CDSC is imposed on exchanges of shares subject to a CDSC at the time of the exchange. The applicable CDSC is imposed at the time the shares acquired by the exchange are redeemed.

Exchange requests will not be accepted on any day when Calvert is open but the Fund’s custodian bank is closed (e.g., Columbus Day and Veterans Day); these exchange requests will be processed the next day the Fund’s custodian bank is open.
The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.
INFORMATION ON SHAREHOLDER RIGHTS
Government Fund and Short Duration Fund are separate series of TCF, an open-end management investment company registered with the SEC under the 1940 Act that is organized as a Massachusetts business trust. Since the Funds are organized under and subject to the organization documents (i.e., the Declaration of Trust and By-Laws) of the same registered investment company, there are no material differences with respect to shareholder rights.
The following provides a brief summary of certain aspects of the organizational documents of each Fund and is not a complete description of those documents or applicable law. For more complete information, shareholders should refer directly to the provisions of the Declaration of Trust and By-Laws of TCF and Massachusetts and federal law.
Shareholder Liability. TCF’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of TCF. The shareholders of a Massachusetts Business Trust might, however, under certain circumstances, be held personally liable for TCF’s obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of TCF assets for any shareholder held personally liable for obligations of TCF. The Declaration of Trust provides that TCF shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of TCF and satisfy any judgment thereon. The Declaration of Trust further provides that TCF may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of TCF, its Trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and TCF itself is unable to meet its obligations.
Shareholder Meetings and Voting Rights. TCF, on behalf of its respective series, is not required to hold annual meetings of shareholders.
A shareholder meeting may be called at the direction of the Board or upon written request of the holders of not less than 10% of the outstanding shares of TCF entitled to vote at the meeting, or as required by law or regulation. One-quarter of the outstanding shares of each TCF series entitled to vote, present in person or represented at the meeting by proxy, constitutes a quorum for consideration of a matter at a shareholders’ meeting. When a quorum is present at a meeting, a majority of the shares represented (greater than 50%) of each TCF series is sufficient to act on a matter, unless a larger or different vote is required by law, including the 1940 Act. Shareholders of each TCF series vote separately, by series, as to matters that affect only their particular TCF series. Each share of a TCF series is entitled to one vote and each fractional share amount is entitled to a proportional fractional vote. Shares of each series have non-cumulative voting rights.
Liquidation. In the event of liquidation or dissolution, the shareholders of a TCF series being liquidated are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that TCF series over the liabilities belonging to that TCF series, distributed among the shareholders in proportion to the number of shares of such TCF series held by them on the date of distribution.
Liability and Indemnification of Trustees. A current or former member of the TCF Board who is a party, or threatened to be made a party, to any actual or threatened claim, action, suit or proceeding, whether civil, criminal, administrative, legislative, investigative or other, by reason of his or her service as a Board member may be indemnified against all liabilities and expenses, including, without limitation, attorney's fees, costs, judgments, amounts paid in settlement, fines, and penalties, reasonably incurred in connection with such claim, action, suit or proceeding; provided, however, that no person may be indemnified against any liabilities to TCF or its shareholders if he or she has been adjudged to have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Provided they have acted under the belief that their actions are in the best interest of TCF, the Trustees and officers shall not be responsible for or liable in any event for neglect or wrongdoing by them or any officer, agent, employee, investment adviser, principal underwriter, transfer agent or custodian of TCF or of any entity providing administrative services for TCF, but nothing shall protect any Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
GENERAL INFORMATION ABOUT THE FUNDS
Information about each Fund is included in a prospectus. Further information is included in each Fund’s Statement of Additional Information. The Prospectus and SAI for each Fund are dated January 31, 2015. You may obtain additional copies of the Prospectus and SAI for a Fund, or copies of this Prospectus/Proxy Statement and the Reorganization SAI, by calling or writing the applicable Fund at the address and phone number appearing below. The Annual Report of each Fund is also available by writing the applicable Fund at 4550 Montgomery Avenue, Suite 1125N, Bethesda, Maryland 20814, or by calling 800-368-2745.
Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, files proxy materials, reports, and other information with the Securities and Exchange Commission (The Calvert Fund, File No. 811-03416). These reports and other information filed by TCF can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission in Washington, D.C. 20549. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates. In addition, the Securities and Exchange Commission maintains a Web site
(http://www.sec.gov) that contains reports, other information, and proxy statements filed for the Funds.
FINANCIAL STATEMENTS
The Annual Report to shareholders of each Fund for the period ended September 30, 2014, as well as the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and into the Registration Statement in reliance upon the reports of KPMG LLP, independent accountants to each Fund, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing.
VOTING INFORMATION
Voting instructions (proxies) from the shareholders of Government Fund are being solicited by the Board for a special meeting of shareholders to be held in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m., Eastern Time, on Friday, April 17, 2015, or at such later time or date made necessary by adjournment.
The Board is soliciting proxies by U.S. mail. Additional solicitations may be made by telephone, computer communications, facsimile, or other such means, or by personal contact by officers or employees of TCF who will receive no additional compensation for doing so, or by Computershare, a firm which may be retained, if necessary, to assist in the solicitation of voting instructions and in the distribution and tabulation of proxies.
Quorum. The holders of a majority of the issued and outstanding shares of Government Fund entitled to vote, represented in person or by proxy, constitute a quorum at the Meeting. Shares of Government Fund held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.
Adjournment. In the event that a quorum is not present at the Meeting, the shareholders present or represented by proxy at the Meeting may adjourn the Meeting from time to time until a quorum is present. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. In the event that a quorum is present but sufficient votes to approve the proposal described in this Prospectus/Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of the proxy proposal. If a quorum is present, and an adjournment is proposed, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proxy proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proxy proposal against any such adjournment. A shareholder vote may be taken prior to adjournment of the Meeting on the proxy proposal in this Prospectus/Proxy Statement if sufficient votes have been received and it is otherwise appropriate.
Vote Required. If a quorum is present at the Meeting, the affirmative vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of Government Fund is required for approval of the Reorganization Plan. This means that the proxy proposal must be approved by the lesser of:

1.
67% or more of the shares of Government Fund entitled to vote and present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present in person or represented by proxy, or

2.	more than 50% of the outstanding shares of Government Fund entitled to vote.
Method of Voting. In addition to voting in person at the Meeting, shareholders may also vote via the internet at www.proxy-direct.com, via telephone by calling 1-800-337-3503 or by marking, signing, dating and mailing the proxy card received with this Prospectus/Proxy Statement. Timely, properly executed proxies will be voted as instructed by shareholders, and will be voted “FOR” the applicable proposal if the proxy contains no voting instructions.
Revocation. A shareholder may revoke his or her proxy at any time before it is exercised by: (1) delivering written notice of revocation addressed to the Secretary of TCF prior to the Meeting, (2) submitting, prior to the Meeting, a properly-executed proxy bearing a later date, or (3) attending and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.
Abstentions and Broker Non-Votes. Proxies that reflect abstentions and “broker non-votes” will be counted as shares of the applicable Merging Fund that are present and entitled to vote for purposes of determining the presence of a quorum but do not represent votes cast with respect to a proposal. “Broker non-votes” are shares held by brokers or nominees as to which (a) such persons have not received instructions from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter. Accordingly, “broker non-votes” and abstentions effectively will be votes against the applicable proposal. “Broker non-votes” and abstentions will be voted by the named proxies in their discretion with respect to any proposal to adjourn the Meeting to allow for further solicitation of proxies.
Record Date. Shareholders of Government Fund of record at the close of business on January 21, 2015 (the record date) are entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held and fractional shares are entitled to a proportional fractional vote.
As of January 21, 2015, as shown on the books of Government Fund, the following numbers of shares were issued and outstanding:

Merging Fund	Number of Shares Outstanding
Government Fund	1,311,506
As of January 21, 2015, the officers and Trustees of TCF, as a group, beneficially owned less than 1% of the outstanding shares of Government Fund.
Control Persons and Principal Holders of Securities. As of January 21, 2015, Ameritas Life Insurance Corp. ("Ameritas") owned of record 46.11% of the shares of Government Fund and Ameritas Life Insurance Corp. of New York ("Ameritas NY") owned of record 2.96% of the shares of Government Fund.
Ameritas is domiciled in Nebraska and Ameritas NY is domiciled in New York. Each company is a wholly-owned subsidiary of Ameritas Holding Company, which is a wholly-owned subsidiary of Ameritas Mutual Holding Company. Accordingly, Ameritas and Ameritas NY is an affiliate of (i) CIM, (ii) Calvert Investment Distributors, Inc., the Funds’ distributor, (iii) Calvert Investment Services, Inc., the Funds' shareholder servicing agent, and (iv) Calvert Investment Administrative Services, Inc., the Funds' administrator.

In the charts below, the column labeled “Percentage of Shares of Fund After Reorganization” assumes that the Reorganization was consummated on January 21, 2015. The percentages shown do not reflect any adjustments related to the expenses of the Reorganization, but they do factor in the difference in net asset values of the applicable Merging Fund and Acquiring Fund on January 21, 2015.
As of January 21, 2015, the following shareholders owned of record 5% or more of the outstanding voting securities of Government Fund:

Name and Address	No. of Shares	Percentage of Shares of Fund Before Reorganization	Percentage of Shares of Fund After Reorganization
American Enterprise Investment Serv. Minneapolis, MN	97,380	18.66% of Class A	40.53% of Class A
Charles Schwab & Co., Inc. Reinvest Account San Francisco, CA	49,109	9.41% of Class A	8.42% of Class A
Pershing, LLC Jersey City, NJ	54,192	10.39% of Class A	6.99% of Class A
American Enterprise Investment Serv. Minneapolis, MN	32,301	21.04% of Class C	10.30% of Class C
First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customers Saint Louis, MO	26,361	17.17% of Class C	7.48% of Class C
Pershing, LLC Jersey City, NJ	15,191	9.89% of Class C	7.05% of Class C
LPL Financial Separate Account G San Diego, CA	22,405	14.59% of Class C	6.46% of Class C
J. Bledsoe, T. Bledsoe & C. Peterson Schultz Industries, Inc. Greenwood Village, CO	21,047	13.71% of Class C	0.19% of Class C
Ameritas Life Insurance Corp. Separate Account G-2 Lincoln, NE	540,953	85.56% of Class I	3.29% of Class I
Ameritas Life Insurance Corp. Separate Account G Lincoln, NE	36,424	5.76% of Class I	0.22% of Class I

As of January 21, 2015, the following shareholders owned of record 5% or more of the outstanding voting securities of Short Duration Fund:

Name and Address	No. of Shares	Percentage of Shares of Fund Before Reorganization	Percentage of Shares of Fund After Reorganization
American Enterprise Investment Serv. Minneapolis, MN	21,321,540	40.76% of Class A	40.53% of Class A
Charles Schwab & Co., Inc. Reinvest Account San Francisco, CA	4,398,663	8.41% of Class A	8.42% of Class A
Pershing, LLC Jersey City, NJ	3,636,885	6.95% of Class A	6.99% of Class A
MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	2,992,224	5.72% of Class A	5.66% of Class A
MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	3,259,271	28.52% of Class C	28.23% of Class C
American Enterprise Investment Serv. Minneapolis, MN	1,160,546	10.16% of Class C	10.30% of Class C
UBS WM USA Omni Account M/F Weehawken, NJ	883,441	7.73% of Class C	7.63% of Class C
First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customers Saint Louis, MO	839,618	7.35% of Class C	7.48% of Class C
Pershing, LLC Jersey City, NJ	800,896	7.01% of Class C	6.91% of Class C
LPL Financial Separate Account G San Diego, CA	725,753	6.35% of Class C	6.46% of Class C
Raymond James Omnibus for Mutual Funds St. Petersburg, FL	598,734	5.24% of Class C	5.17% of Class C
National Financial Service Corp. For the Exclusive Benefit of our Customers Jersey City, NJ	2,500,835	15.55% of Class I	14.96% of Class I
The Master Trust Bank of Japan, Ltd. Tokyo, Japan	1,520,399	9.46% of Class I	9.09% of Class I
Reliance Trust Company Atlanta, GA	1,412,506	8.79% of Class I	8.45% of Class I
Japan Trustee Services Bank, Ltd. Tokyo, Japan	1,159,082	7.21% of Class I	6.93% of Class I

Charles Schwab & Co., Inc. Reinvest Account San Francisco, CA	933,438	5.81% of Class I	5.58% of Class I
MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	5,828,053	23.94% of Class Y	23.94% of Class Y
UBS WM USA Omni Account M/F Weehawken, NJ	5,678,705	23.33% of Class Y	23.33% of Class Y
National Financial Services Corp. For the Exclusive Benefit of Our Customers New York, NY	3,494,684	14.36% of Class Y	14.36% of Class Y
First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customers Saint Louis, MO	2,871,900	11.80% of Class Y	11.80% of Class Y
LPL Financial For the Benefit of Customer Accounts San Diego, CA	2,125,993	8.73% of Class Y	8.73% of Class Y
Pershing, LLC Jersey City, NJ	1,358,003	5.58% of Class Y	5.58% of Class Y
Failure to Obtain Shareholder Approval. In the event that shareholder approval is not obtained for the Reorganization, the Board may take any and all action, consistent with applicable law, to attempt to address the challenges facing Government Fund, including actions that would result in the liquidation of the Fund. See “Reasons for the Reorganization”.
SHAREHOLDER PROPOSALS
The Funds do not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for any subsequent meeting of shareholders should send their written proposals to the Secretary of TCF at 4550 Montgomery Avenue, Suite 1125N, Bethesda, Maryland 20814. Proposals must be received a reasonable time prior to the date of any such meeting of shareholders to be considered for inclusion in the proxy materials for such meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to any proposal deferred to a later shareholders’ meeting because it was submitted on an untimely basis. If the Reorganization described in this Prospectus/Proxy Statement is consummated, there will be no further meetings of the shareholders of Government Fund.
OTHER BUSINESS
The Board does not know of any matters to be presented at the Meeting other than those set forth in this Prospectus/Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.
By Order of the Board of Trustees of The Calvert Fund
William M. Tartikoff, Esq.
Vice President & Secretary

THE BOARD OF TRUSTEES OF THE CALVERT FUND, INCLUDING THE BOARD’S INDEPENDENT TRUSTEES, RECOMMENDS A VOTE FOR APPROVAL OF THE REORGANIZATION PLAN.
TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY CAST YOUR VOTE ON THE INTERNET, BY TELEPHONE OR BY MARKING, DATING, EXECUTING AND MAILING THE ENCLOSED PROXY CARD. A PRE-ADDRESSED POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

EXHIBIT A
AGREEMENT AND PLAN OF REORGANIZATION
This AGREEMENT AND PLAN OF REORGANIZATION, dated as of January 28, 2015, is between The Calvert Fund (“TCF”), on behalf of Calvert Government Fund (the “Merging Fund”), and TCF, on behalf of Calvert Short Duration Income Fund (the “Acquiring Fund”).
This Agreement and Plan of Reorganization (the “Agreement” or “Plan”) is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of the Merging Fund to the Acquiring Fund in exchange for common stock of the Acquiring Fund, and the distribution of the Acquiring Fund’s shares to the shareholders of the Merging Fund in complete liquidation of the Merging Fund, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).
In consideration of the mutual promises contained in this Agreement, the parties agree as follows:
1. SHAREHOLDER APPROVAL
Approval by Shareholders. A meeting of the Merging Fund shareholders shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement. The Acquiring Fund shall furnish to the Merging Fund such data and information as shall be reasonably requested by the Merging Fund for inclusion in the information to be furnished to its shareholders in connection with the meeting.
2. REORGANIZATION

(a)
Plan of Reorganization. The Merging Fund will convey, transfer, and deliver to the Acquiring Fund all of the then-existing assets and property of the Merging Fund, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Merging Fund and any deferred or prepaid expenses shown as an asset on the books of the Merging Fund at the closing provided for in Section 2(b) of this Agreement (the “Closing”). In consideration thereof, the Acquiring Fund agrees at the Closing to deliver to the Merging Fund, in exchange for the assets, the number of full and fractional shares of Class A, Class C and Class I common stock of the Acquiring Fund (the “Acquiring Fund Shares”) to be determined as follows:

In accordance with Section 3 of this Agreement, the number of each class of Acquiring Fund Shares to be issued shall be determined by dividing the per share net asset value of the applicable class of the Merging Fund (rounded to the nearest millionth) by the net asset value per share of the corresponding class of the Acquiring Fund (rounded to the nearest millionth) and multiplying the quotient by the number of shares of that class of the Merging Fund outstanding as of the close of business on the Closing date (the “Closing Date”). It is expressly agreed that there will be no sales charge to the Merging Fund, or to any of the shareholders of the Merging Fund upon distribution of the Acquiring Fund Shares to them.

(b)	Closing and Effective Time of the Reorganization. The Closing shall occur at the Effective Time of the Reorganization, which shall be either:

(i)
the latest of (x) the satisfaction of all representations and warranties contained herein, (y) receipt of all necessary regulatory approvals, and (z) the final adjournment of the meeting of shareholders of the Merging Fund at which the Plan will be considered, or

(ii)	such later date as the parties may mutually agree.

(c)
On or as soon as practicable prior to the Closing Date, the Merging Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

3. VALUATION OF NET ASSETS

(a)
The value of the Merging Fund’s assets to be transferred to the Acquiring Fund under this Agreement shall be computed as of the close of business (coinciding with the closing of the regular session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. ET)) on the business day immediately preceding the Closing Date (hereinafter the “Valuation Date”) using the valuation procedures as set forth in the Merging Fund's prospectus.

(b)
The net asset value per share of the Acquiring Fund Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by the Acquiring Fund’s Controller using the same valuation procedures as set forth in the Acquiring Fund’s prospectus.

(c)
A copy of the computation showing in reasonable detail the valuation of the Merging Fund’s net assets, using the valuation procedures as set forth in the Merging Fund's prospectus, to be transferred to the Acquiring Fund pursuant to Section 2 of this Agreement, certified by the Controller of the Merging Fund, shall be furnished by the Merging Fund to the Acquiring Fund at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of the Acquiring Fund Shares pursuant to Section 2 of this Agreement, certified by the Controller of the Acquiring Fund, shall be furnished by the Acquiring Fund to the Merging Fund at the Closing.

In the event that on the Valuation Date: (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Merging Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of an officer of TCF, accurate appraisal of the value of the net assets of the Acquiring Fund or the Merging Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
TCF, on behalf of the Merging Fund and the Acquiring Fund, agrees to use commercially reasonable efforts to resolve, prior to the Valuation Date, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and the Merging Fund.
4. LIQUIDATION AND DISSOLUTION

(a)
As soon as practicable after the Closing Date, the Merging Fund will distribute each class of Acquiring Fund Shares received by the Merging Fund pursuant to Section 2(a) of this Agreement pro rata to Merging Fund shareholders of record as of the close of business on the Closing Date that hold shares of the corresponding class of the Merging Fund. Such liquidation and distribution will be accompanied by the establishment of shareholder accounts on the share records of the Acquiring Fund in the names of each such shareholder of the Merging Fund, representing the respective pro rata number of full and fractional Acquiring Fund Shares due to each. No such shareholder accounts shall be established by the Acquiring Fund or the transfer agent for the Acquiring Fund except pursuant to written instructions from the Merging Fund, and the Merging Fund agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former Merging Fund shareholder a pro rata share of the Class A, Class C or Class I Acquiring Fund Shares received pursuant to Section 2(a) of this Agreement corresponding to the class of Merging Fund shares held by such shareholder.

(b)
Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by the Acquiring Fund or its transfer agent to each shareholder of the Merging Fund receiving such distribution of the Acquiring Fund Shares informing such shareholder of the number of the Acquiring Fund Shares distributed to such shareholder and confirming the registration thereof in such shareholder's name.

(c)
Share certificates representing the Acquiring Fund Shares shall not be issued in connection with the Reorganization. Ownership of the Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

(d)
As promptly as is practicable after the liquidation of the Merging Fund, and in no event later than 12 months from the date of this Agreement, the Merging Fund shall be terminated pursuant to the provisions of the Plan and the By-Laws and Declaration of Trust of TCF.

(e)	Immediately after the Closing Date, the share transfer books of the Merging Fund shall be closed and no transfer of shares shall thereafter be made on those books.
5. DECLARATION OF TRUST AND BY-LAWS

(a)
Declaration of Trust. The Declaration of Trust of TCF, which governs its series, in effect at the Effective Time of the Reorganization, shall continue to be the Declaration of Trust of TCF until the same shall thereafter be amended or repealed in accordance with its terms or applicable law.

(b)
By-Laws. The By-Laws of TCF, which govern its series, in effect at the Effective Time of the Reorganization, shall continue to be the By-Laws of TCF until the same shall thereafter be amended or repealed in accordance with the terms of TCF’s By-Laws or Declaration of Trust or applicable law.

6. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND

(a)
Organization, Existence, etc. The Acquiring Fund is a duly organized series of TCF, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Acquiring Fund has the power to carry on the business of the Acquiring Fund as it is now being conducted. Currently, TCF is not qualified to do business as a foreign trust or entity under the laws of any jurisdiction. The Acquiring Fund has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b)
Registration as Investment Company. TCF, of which the Acquiring Fund is a series, is registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c)
Capitalization. The Acquiring Fund has an unlimited number of authorized shares of beneficial interest without par value, with 104,156,028.330 shares outstanding as of January 21, 2015; and no shares were held in the treasury of the Acquiring Fund. All of the outstanding shares of the Acquiring Fund have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is a series of an open-end management investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.

(d)
Shares to be Issued Upon Reorganization. The Acquiring Fund Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.

(e)
Authority Relative to this Agreement. TCF has the power to enter into the Plan on behalf of the Acquiring Fund and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated by this Plan have been duly authorized by the TCF Board of Trustees (“Board” or “TCF Board”) and no other proceedings by TCF are necessary to authorize its officers to effectuate the Plan and the transactions contemplated herein. The Acquiring Fund is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the execution and carrying out of the Plan.

(f)
Liabilities. There are no liabilities of the Acquiring Fund, whether or not determined or determinable, other than the liabilities disclosed or provided for in the Acquiring Fund’s financial statements for the period ended September 30, 2014 (the “Acquiring Fund Financial Statements”) and liabilities incurred in the ordinary course of business subsequent to September 30, 2014, or otherwise previously disclosed to the Merging Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Fund.

(g)
Litigation. To the knowledge of the officers of TCF and the Board there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the Acquiring Fund or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h)
Contracts. Except for contracts and agreements previously disclosed to the Merging Fund under which no default exists, TCF, on behalf of the Acquiring Fund, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i)
Taxes. The federal income tax returns of the Acquiring Fund have been filed for all taxable years ending on or prior to the Closing Date, and all taxes payable pursuant to such returns have been paid. Since commencement of operations, the Acquiring Fund has qualified as a regulated investment company under the Code with respect to each taxable year of the Acquiring Fund ending on or prior to the Closing Date.

(j)
Registration Statement. The Acquiring Fund shall have filed with the Securities and Exchange Commission (the “Commission”) a Registration Statement under the Securities Act of 1933 (“Securities Act”) relating to the Acquiring Fund Shares issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration Statement:

(i)	will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the “Regulations”), and

(ii)	will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1, and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by the Acquiring Fund and as pertaining to the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Merging Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).

(k)	Brokerage payments. No brokerage or finders fees are payable in connection with this transaction other than those that are disclosed in the Registration Statement referred to in Section 6(j).
7. REPRESENTATIONS AND WARRANTIES OF THE MERGING FUND

(a)
Organization, Existence, etc. The Merging Fund is a duly organized series of TCF, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has power to carry on its business as it is now being conducted. Currently, TCF is not qualified to do business as a foreign trust or entity under the laws of any jurisdiction. The Merging Fund has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b)
Registration as Investment Company. TCF, of which the Merging Fund is a series, is registered under the Act as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c)
Capitalization. The Merging Fund has an unlimited number of authorized shares of beneficial interest without par value, with 1,311,506.503 shares outstanding as of January 21, 2015; and no shares were held in the treasury of the Merging Fund. All of the outstanding shares of the Merging Fund have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Merging Fund is a series of an open-end management investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of the Merging Fund may change prior to the Effective Date of the Reorganization.

(d)
Financial Statements. The audited financial statements of the Merging Fund for the year ended September 30, 2014, have been delivered to the Acquiring Fund and fairly present the financial position of the Merging Fund as of September 30, 2014, and the results of its operations and changes in net assets for the year then ended (the “Merging Fund Financial Statements”).

(e)
Authority Relative to this Agreement. TCF has the power to enter into the Plan on behalf of its series, the Merging Fund, and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated by this Plan have been duly authorized by the TCF Board and, except for approval by the holders of its outstanding shares, no other proceedings by TCF are necessary to authorize its officers to effectuate the Plan and the transactions contemplated herein. The Merging Fund is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the execution and carrying out of the Plan.

(f)
Liabilities. There are no liabilities of the Merging Fund whether or not determined or determinable, other than the liabilities disclosed or provided for in the Merging Fund Financial Statements, liabilities incurred in the ordinary course of business or liabilities otherwise previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operations of the Merging Fund.

(g)
Litigation. To the knowledge of the officers of TCF and the Board, there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the Merging Fund or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h)
Contracts. Except for contracts and agreements previously disclosed to the Acquiring Fund under which no default exists, TCF, on behalf of the Merging Fund, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i)
Taxes. The federal income tax returns of the Merging Fund have been filed for all taxable years ending on or prior to the Closing Date, and all taxes payable pursuant to such returns have been paid. Since commencement of operations, the Merging Fund has qualified as a regulated investment company under the Code with respect to each taxable year of the Merging Fund ending on or prior to the Closing Date.

(j)
Fund Securities. All securities to be listed in the schedule of investments of the Merging Fund as of the Effective Time of the Reorganization will be owned by TCF on behalf of the Merging Fund free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization (as contemplated by this Plan) will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.

(k)
Registration Statement. The Merging Fund will cooperate with the Acquiring Fund in connection with the Registration Statement referred to in Section 6(j) of this Agreement, and will furnish to the Acquiring Fund the information relating to the Merging Fund required by the Securities Act and the regulations promulgated thereunder to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Merging Fund:

(i)	will comply in all material respects with the provisions of the Securities Act and the Regulations, and

(ii)
will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1 and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by the Acquiring Fund, insofar as it relates to the Merging Fund, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Merging Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).

(l)	Brokerage payments. No brokerage or finders fees are payable in connection with this transaction other than those that are disclosed in the Registration Statement referred to in Section 6(j).
8. CONDITIONS TO OBLIGATIONS OF THE ACQUIRING FUND
The obligations of the Acquiring Fund under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a)
Representations, Warranties, and Agreements. As of the Effective Time of the Reorganization, the Merging Fund shall have complied with each of its obligations under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Merging Fund since September 30, 2014. As of the Effective Time of the Reorganization, the Acquiring Fund shall have received a certificate from the Merging Fund satisfactory in form and substance to the Acquiring Fund indicating that the Merging Fund has met the terms stated in this Section.

(b)
Regulatory Approval. All necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(c)
Tax Opinion. The Acquiring Fund shall have received the opinion of counsel, addressed to and in form and substance satisfactory to the Acquiring Fund, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Acquiring Fund and the shareholders of the Acquiring Fund. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Merging Fund in connection with the Reorganization, and on such other written representations as the Merging Fund and the Acquiring Fund will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes, and while the matter is not entirely free from doubt:

(i)
The transfer of all of the assets of the Merging Fund in exchange for Class A, Class C and Class I shares of the Acquiring Fund followed by the distribution of said Acquiring Fund shares pro rata to the shareholders of the corresponding class of Merging Fund shares in liquidation of the Merging Fund will constitute a “reorganization” within the meaning of §368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Acquiring Fund and the Merging Fund will each be “a party to the Reorganization” within the meaning of §368(b) of the Code.

(ii)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Merging Fund solely in exchange for Acquiring Fund shares.

(iii)
No gain or loss will be recognized by the Merging Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares, or upon the distribution (whether actual or constructive) of such Acquiring Fund shares to the shareholders of the Merging Fund in exchange for their Merging Fund shares.

(iv)	No gain or loss will be recognized by the shareholders of the Merging Fund upon the exchange of their Merging Fund shares for Acquiring Fund shares in liquidation of the Merging Fund.

(v)
The aggregate tax basis of Acquiring Fund shares received by each shareholder of the Merging Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Merging Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund shares received by each shareholder of the Merging Fund will include the period during which the Merging Fund shares exchanged therefor were held by such shareholder (provided the Merging Fund shares were held as a capital asset on the date of the Reorganization).

(vi)
The tax basis of the assets of the Merging Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets to the Merging Fund immediately prior to the Reorganization, and the holding period of the assets of the Merging Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Merging Fund.

(vii)
The Acquiring Fund will succeed to and take into account the capital loss carryovers of the Merging Fund described in section 381(c) of the Code. The Acquiring Fund will take any such capital loss carryovers into account subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and regulations thereunder.

(d)
Opinion of Counsel. The Acquiring Fund shall have received the opinion of counsel for the Merging Fund, dated as of the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Acquiring Fund, to the effect that:

(i)
TCF is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the Commonwealth of Massachusetts;

(ii)	The Merging Fund is a series of TCF; and

(iii)
The Plan and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the TCF Board, and the Plan has been duly executed and delivered by TCF on behalf of the Merging Fund and, assuming due authorization, execution, and delivery of the Plan by TCF on behalf of the Acquiring Fund, is a valid and binding obligation of TCF and its series, the Merging Fund.

9. CONDITIONS TO OBLIGATIONS OF THE MERGING FUND
The obligations of the Merging Fund under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a)
Shareholder Approval. The Plan shall have been approved by the affirmative vote of a majority of the outstanding voting securities of the Merging Fund as required by the Act. This means that the Plan must be approved by the lesser of: (i) 67% of the shares of the Merging Fund entitled to vote and present at a meeting if the holders of more than 50% of the outstanding shares entitled to vote are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Merging Fund entitled to vote.

(b)
Representations, Warranties and, Agreements. As of the Effective Time of the Reorganization, the Acquiring Fund shall have complied with each of its responsibilities under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since September 30, 2014. As of the Effective Time of the Reorganization, the Merging Fund shall have received a certificate from the Acquiring Fund satisfactory in form and substance to the Merging Fund indicating that the Acquiring Fund has met the terms stated in this Section.

(c)
Regulatory Approval. The Registration Statement referred to in Section 6(j) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(d)
Tax Opinion. The Merging Fund shall have received the opinion of counsel, addressed to and in form and substance satisfactory to the Merging Fund, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Merging Fund and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Merging Fund in connection with the Reorganization, and on such other written representations as the Merging

Fund and the Acquiring Fund will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes, and while the matter is not entirely free from doubt:

(i)
The transfer of all of the assets of the Merging Fund in exchange for Class A, Class C and Class I shares of the Acquiring Fund followed by the distribution of said Acquiring Fund shares pro rata to the shareholders of the corresponding class of Merging Fund shares in liquidation of the Merging Fund will constitute a “reorganization” within the meaning of §368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Acquiring Fund and the Merging Fund will each be “a party to the Reorganization” within the meaning of §368(b) of the Code.

(ii)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Merging Fund solely in exchange for Acquiring Fund shares.

(iii)
No gain or loss will be recognized by the Merging Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares, or upon the distribution (whether actual or constructive) of such Acquiring Fund shares to the shareholders of the Merging Fund in exchange for their Merging Fund shares.

(iv)	No gain or loss will be recognized by the shareholders of the Merging Fund upon the exchange of their Merging Fund shares for Acquiring Fund shares in liquidation of the Merging Fund.

(v)
The aggregate tax basis of Acquiring Fund shares received by each shareholder of the Merging Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Merging Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund shares received by each shareholder of the Merging Fund will include the period during which the Merging Fund shares exchanged therefor were held by such shareholder (provided the Merging Fund shares were held as a capital asset on the date of the Reorganization).

(vi)
The tax basis of the assets of the Merging Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets to the Merging Fund immediately prior to the Reorganization, and the holding period of the assets of the Merging Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Merging Fund.

(vii)
The Acquiring Fund will succeed to and take into account the capital loss carryovers of the Merging Fund described in section 381(c) of the Code. The Acquiring Fund will take any such capital loss carryovers into account subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and regulations thereunder.

(e)
Opinion of Counsel. The Merging Fund shall have received the opinion of counsel for the Acquiring Fund, dated as of the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Merging Fund, to the effect that:

(i)
TCF is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the Commonwealth of Massachusetts;

(ii)	The Acquiring Fund is a series of TCF;

(iii)
The Plan and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the TCF Board, and the Plan has been duly executed and delivered by TCF on behalf of the Acquiring Fund and, assuming due authorization, execution, and delivery of the Plan by TCF on behalf of the Merging Fund, is a valid and binding obligation of TCF and its series, the Acquiring Fund; and

(iv)
the Acquiring Fund Shares to be issued pursuant to the Reorganization have been duly authorized and upon issuance thereof in accordance with the Plan and TCF’s Declaration of Trust and By-Laws will be legally issued, fully paid and non-assessable shares of beneficial interest of the Acquiring Fund.

10. AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

(a)
The parties hereto may, by agreement in writing authorized by the TCF Board, amend the Plan at any time before or after approval of the Plan by shareholders of the Merging Fund, but after such approval, no amendment shall be made that materially changes the terms of this Agreement.

(b)
At any time prior to the Effective Time of the Reorganization, either party may by written instrument signed by it: (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.

(c)
The Merging Fund may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the Acquiring Fund if: (i) a material condition to its performance under this Agreement or a material covenant of the Acquiring Fund contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by the Acquiring Fund.

(d)
The Acquiring Fund may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the Merging Fund if: (i) a material condition to its performance under this Agreement or a material covenant of the Merging Fund contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by the Merging Fund.

(e)
The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of the Merging Fund, without liability on the part of either party hereto or its respective Trustees, officers, or shareholders, and shall be terminated without liability as of the close of business on December 31, 2015, if the Effective Time of the Reorganization is not on or prior to such date.

(f)	No representations, warranties, or covenants in or pursuant to the Plan shall survive the Reorganization.
11. EXPENSES
The Merging Fund will bear the expenses incurred in connection with this Reorganization.
12. GENERAL
This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the parties hereto. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.

IN WITNESS WHEREOF, the Merging Fund and the Acquiring Fund have caused the Plan to be executed on their behalf by their respective President, Vice President or Treasurer, and their seals to be affixed hereto and attested by their respective Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.
THE CALVERT FUND
on behalf of Calvert Government Fund
Attest:
By:    /s/ Andrew K. Niebler         By:    /s/ William M. Tartikoff
Name:    Andrew K. Niebler    Name:    William M. Tartikoff
Title:    Assistant Secretary    Title:    Vice President & Secretary
THE CALVERT FUND
on behalf of Calvert Short Duration Income Fund
Attest:
By:    /s/ Eunise Parks         By:    /s/ John Streur
Name:    Eunise Parks    Name:    John Streur
Title:    Executive Assistant    Title:    President

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